UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
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Terminix Global Holdings, Inc.

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MESSAGE FROM OUR CEO
To My Fellow Stockholders,
It is our pleasure to invite you to join us on Monday, May 17, 2021 at 6:00 p.m., local time at 150 Peabody Place in Memphis, Tennessee for our 2021 Annual Meeting of Stockholders.
2020 Year in Review
Since I joined Terminix, I’ve stated that our teammates are the most important part of our business. I’m proud that Terminix was deemed an essential services provider during the COVID-19 pandemic and our teammates could continue serving our customers in a safe, responsible manner through implementation of new safety protocols. We also tried to make life easier for our teammates, given the unusual circumstances of 2020, by enhancing our paid time off policies so that any teammate affected by the coronavirus could benefit from additional time off to take care of themselves and their loved ones. Overall, I want to express my appreciation to all of Terminix Nation for their dedication to our customers during unprecedented times.
In spite of 2020 being a difficult year due to the COVID-19 pandemic, the Company demonstrated continued improvement by increasing both revenue and Adjusted EBITDA. We made strong progress towards our strategic priorities of reducing employee turnover, improving customer retention, enhancing profit margins and revitalizing the termite business. The Company sold its ServiceMaster Brands business in the fourth quarter, leaving Terminix as a singularly focused pest management company. We also strengthened our termite business in 2020 by completing the termite damage claim mitigation program in the Mobile Bay Area. As I pause to reflect, 2020 was a successful year showing good progress on our strategic initiatives despite unprecedented circumstances.
Looking to the Future
We look forward to accelerating our improvements during 2021 by driving consistent execution on our fundamentals through enhancing key operational capabilities. Strategic priorities for 2021 include enhancing the teammate experience, improving the customer acquisition process, improving customer retention and expanding profit margins.
Your Vote is Important
We encourage you to take part in our Annual Meeting on May 17, but regardless of whether or not you attend, we encourage you to promptly vote your shares.
“2020 was a successful year showing good progress on our strategic initiatives despite unprecedented circumstances.”

Sincerely,
Brett T. Ponton
Chief Executive Officer

NOTICE OF 2021
ANNUAL MEETING
OF STOCKHOLDERS
150 Peabody Place
Memphis, TN 38103

To Our Stockholders:
Please join us at our Annual Meeting.
DATE & TIME
May 17, 2021, at 6:00 p.m., local time
LOCATION
150 Peabody Place, Memphis, TN 38103
RECORD DATE
March 26, 2021

At the meeting, you will be asked to vote on the following proposals.
Items of Business:		Board Recommendation	Page(s)
1	To elect the three Class I directors named in the accompanying proxy statement to serve until the 2024 Annual Meeting of Stockholders.	FOR EACH DIRECTOR NOMINEE	54
2	To hold a non-binding advisory vote approving executive compensation.	FOR	55
3	To hold a non-binding advisory vote on the frequency of future advisory votes approving executive compensation.	FOR EVERY YEAR	56
4	To ratify the selection of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the year ending December 31, 2021.	FOR	57 – 58
To transact such other business as may properly come before the Annual Meeting of Stockholders or any reconvened meeting following any adjournment or postponement thereof.
The foregoing items of business are more fully described in the proxy statement accompanying this notice.
Only stockholders of record at the close of business on March 26, 2021 are entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment or postponement thereof. This notice and the accompanying proxy statement are first being mailed to stockholders on or about April 9, 2021. We currently intend to hold our Annual Meeting in person; however, we will continue to actively monitor issues related to COVID-19 and the impact of such on our Annual Meeting of Stockholders. We are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state and local governments may impose or recommend. In response to the COVID-19 pandemic, it is possible that we may change the date, time or location of the Annual Meeting of Stockholders, or may conduct the Annual Meeting via the Internet or teleconference call if we determine it is not possible or advisable to hold an in person meeting. We will notify stockholders of any such changes as promptly as practicable by issuing a press release that will be filed with the Securities and Exchange Commission and posted to our website.
YOUR VOTE IS IMPORTANT.
Whether or not you plan to attend the Annual Meeting, please vote by Internet or telephone at your earliest convenience or complete, sign, date and return the proxy card so that your shares will be represented at the meeting. You may choose to attend the meeting and personally cast your votes even if you vote by Internet or telephone or fill out and return a proxy card by mail. If you choose to attend the meeting in person, you may revoke your proxy and personally cast your votes at the meeting.
By Order of the Board of Directors,
Dion Persson
Senior Vice President and Interim General Counsel and Secretary
April 9, 2021
Voting Methods

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 17, 2021:
The proxy statement, notice of annual meeting and the 2020 annual report are available, free of charge, at http://www.proxyvote.com.

iTERMINIX

PROXY SUMMARY
The accompanying proxy is delivered and solicited on behalf of the board of directors of Terminix Global Holdings, Inc. (formerly known as ServiceMaster Global Holdings, Inc.), a Delaware corporation (referred to as “Terminix,” the “Company,” “we,” “us,” or “our”), in connection with the 2021 Annual Meeting of Stockholders (the “Annual Meeting”). This summary highlights selected information contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares.
PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING
Item	Election of three Directors for a Three-Year Term (see page 54)
1
The board of directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our Company.
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE
Item	Advisory vote Approving the Company’s Executive Compensation (“Say-on-Pay”) (see page 55)
2	The board of directors recommends that you vote FOR this “Say-on-Pay” advisory proposal because our compensation program attracts top talent and reinforces our “Pay for Performance” philosophy.	OUR BOARD RECOMMENDS A VOTE FOR THIS ITEM
Item	Advisory vote on the frequency of future advisory votes approving executive compensation (see page 56)
3	The board of directors recommends that you vote FOR every year of Executive Compensation by stockholders.	OUR BOARD RECOMMENDS A VOTE FOR EVERY YEAR FOR THIS ITEM
Item 4	Approval of Deloitte & Touche LLP (“Deloitte”) as the Company’s Independent Public Accounting Firm (see pages 57-58)
	The board of directors recommends that you vote FOR the ratification of Deloitte as the Company’s independent registered public accounting firm for the year ending December 31, 2021.	OUR BOARD RECOMMENDS A VOTE FOR THIS ITEM
ABOUT US
Our People
We are committed to fostering a culture and workplace where all teammates are treated with respect and given an opportunity to contribute to our success.
Our Service
We provide industry-leading essential pest management services to more than 50,000 homes and businesses every day.
Our Community
We live and work in the same communities as our customers, and we extend our support to these communities through giving, serving and protecting the places and people they care about the most.

TERMINIX   1

PROXY SUMMARY	2021 ANNUAL PROXY STATEMENT

PERFORMANCE HIGHLIGHTS & STRATEGIC ACHIEVEMENTS
The Company achieved some significant objectives during 2020.
Our 2020 Performance Highlights
Financial performance highlights include	Filled senior management roles
• Eight percent increase in revenue • Ten percent increase in Adjusted EBITDA • The Company’s stock price increased by 31.9 percent during 2020
•
Hired Brett Ponton as CEO in September

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Hired Bob Riesbeck in December to succeed Tony DiLucente as CFO

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Appointed Kim Scott as COO in January 2021, responsible for both the Residential and Commercial businesses

Sale of the ServiceMaster Brands business on October 1, 2020
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Sale price of $1.541 billion

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The Company changed its name to Terminix Global Holdings, Inc., with a NYSE ticker of TMX following the sale

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Terminix is now singularly focused on the pest management business

Difficult year due to COVID-19 pandemic
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The Company implemented detailed protocols to ensure the safety of customers and teammates

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Residential pest and termite businesses continued to grow during the pandemic

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Terminix Commercial was negatively impacted but was resilient throughout the pandemic

Our 2020 Strategic Achievements
Reduced Employee Turnover	• Technician turnover improved 20 percent year-over-year
Improved Customer Retention	• Residential pest customer retention improved 160 bps • Termite customer retention improved 230 bps
Revitalized Termite Business	• Ten percent core termite completion growth year-over-year
Enhanced Profit Margins	• 40 bps margin expansion year-over-year
2TERMINIX

2021 ANNUAL PROXY STATEMENT	PROXY SUMMARY
CORPORATE GOVERNANCE HIGHLIGHTS
Our Governance Best Practices
We have tailored our corporate governance practices to reflect the Company’s culture, strategy and performance.
Independence	Majority Vote Policy	Clawback Policy
Our board of directors has determined that each member of the Audit, Compensation, Nominating & Corporate Governance and Environmental, Health & Safety committees is “independent” as defined under New York Stock Exchange (“NYSE”) listing standards and other relevant facts and circumstances.
	Following certification of the stockholder vote in an uncontested election, any incumbent director who did not receive a majority of the votes cast for his or her election shall promptly tender his or her resignation, contingent upon acceptance of such resignation by the board, to the Chairman of the Board.	The board of directors has approved and implemented a clawback policy that provides the Compensation Committee with the discretion to claw back performance-based compensation in the event of a restatement of Company financial statements or misconduct.
Meeting Attendance	No Hedging and Pledging	No Short Selling
Each of our incumbent directors attended at least 94 percent of the total number of meetings of the board, and in the case of committee meetings 100 percent, of which he or she was a member in 2020.	We prohibit any of our directors, executive officers and all other teammates from engaging in pledging and hedging transactions in the Company’s securities.	Our board of directors has adopted a policy that prohibits our directors, executive officers and all other teammates from short sales and transactions in puts and calls of the Company’s securities.
Double Trigger Awards	Stock Ownership Guidelines	Code of Conduct and Financial Code of Ethics
The Company has adopted “double trigger” vesting acceleration in the event of a change in control of the Company, effective for all equity awards granted on or after April 23, 2018. This “double trigger” vesting acceleration provision was already included in our stock option agreements, but the Compensation Committee’s action includes this provision in all other stock awards.	The board of directors has adopted stock ownership guidelines for members of the board and for executive officers. Members of the board are expected to hold stock valued at five times the annual cash retainer, or $400,000. The ownership guidelines for executive officers are based on a multiple of annual base salary with the CEO expected to own stock valued at six times his annual salary and other executive officers expected to own stock valued at three times their respective annual salaries.	We have a Financial Code of Ethics that applies to the CEO, CFO and Controller, or persons performing similar functions, and other designated officers and teammates. We also have a Code of Conduct that applies to all of our directors, officers and teammates. The Financial Code of Ethics and Code of Conduct each address matters such as conflicts of interest, confidentiality, fair dealing and compliance with laws and regulations.
TERMINIX   3

PROXY SUMMARY	2021 ANNUAL PROXY STATEMENT
Our Current Board Overview

## Independence

87.5%
INDEPENDENT

## Tenure

1
7-10 Years
4
0-3 Years
AVG.
3.4
YEARS
3
4-6 Years

## Age

2
65-69 Years
5
51-59 Years
AVG. AGE
~60
YEARS
1
60-64 Years

## Gender and Ethnic Diversity

38%
DIVERSE

The following table provides summary information about each director nominee and other directors continuing in office. See pages 7 to 10 for more information.
			COMMITTEES
Director and Principal Occupation	Age	Director Since	Audit	Compensation	Nominating & Corporate Governance	Environmental, Health & Safety
Deborah H. Caplan Executive Vice President, Human Resources and Corporate Services, NextEra Energy, Inc.	58	2019		C		M
David J. Frear Former Chief Financial Officer, Sirius XM	64	2021	M			M
Laurie Ann Goldman Former Chief Executive Officer, New Avon, LLC	58	2015		M	C
Naren K. Gursahaney Chairman of the Board, Terminix Global Holdings, Inc.	59	2017	M		M
Steven B. Hochhauser Former Chief Executive Officer, Ascensus Specialities	59	2018		M	M
Stephen J. Sedita Former Chief Financial Officer, GE Home & Business Solutions	69	2013	M			C
Mark E. Tomkins Former Chief Financial Officer, Innovene	65	2015	C			M
Brett T. Ponton CEO, Terminix Global Holdings, Inc.	51	2020
4TERMINIX

2021 ANNUAL PROXY STATEMENT	PROXY SUMMARY
KEY COMPENSATION HIGHLIGHTS
Our Compensation Philosophy
Our executive compensation program is designed to:
Attract and retain highly motivated, qualified and experienced executives	Focus the attention of the NEOs on the strategic, operational and financial performance of the Company	Encourage the NEOs to meet long-term performance objectives and increase stockholder value
To do so, the Compensation Committee uses a combination of near- and long-term incentive compensation to motivate and reward executives who have the ability to significantly influence our long-term financial success and who are responsible for effectively managing our operations in a way that maximizes stockholder value.
A significant portion of our executives’ target compensation is performance-based as exemplified in the below charts which illustrate the individual pay components.
HUMAN CAPITAL MANAGEMENT
Terminix employs approximately 10,000 teammates in the United States and 1,400 teammates outside the United States in Europe, Canada and Central America. As a leader in the pest management industry, we recognize that our teammates are our most important asset in the delivery of the services we provide to customers. Since we deliver services in various communities around the world, it is important that our Teammate base reflect the values and customers of those communities we serve. In this regard, we are committed to fostering a safe, inclusive, and equitable workplace that attracts and retains exceptional talent, enabling us to better serve to our customers.
Five key areas in which we focus our efforts include:
1	Teammate Safety
2	Diversity, Equity and Inclusion
3	Training and Development
4	Teammate Retention
5	Competitive Compensation and Benefits
We have a Corporate Sustainability Report that discusses the values, goals and objectives we strive for each day.
The Corporate Sustainability Report
is available without charge on our
website at www.corporate.terminix.com/
responsibility/corporate-governance/index.html.

TERMINIX   5

THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Board Structure and Director Independence
Our board of directors is currently composed of eight directors. Our amended and restated certificate of incorporation provides for a classified board of directors, with members of each class serving staggered three-year terms. We currently have three directors in Classes I and III each and two directors in Class II. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The terms of directors in Classes I, II and III end at the annual meetings in 2021, 2022 and 2023, as indicated below.
Name	Position	Class	Term Expires
David J. Frear	Independent Director	I	2021
Brett T. Ponton	Chief Executive Officer and Director	I	2021
Stephen J. Sedita	Independent Director	I	2021
Laurie Ann Goldman	Independent Director	II	2022
Steven B. Hochhauser	Independent Director	II	2022
Deborah H. Caplan	Independent Director	III	2023
Naren K. Gursahaney	Chairman of the Board	III	2023
Mark E. Tomkins	Independent Director	III	2023
At each annual meeting of stockholders, the successors of the directors whose term expires at that meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The board of directors is therefore asking you to elect the three nominees for director whose term expires at the Annual Meeting. David J. Frear, Brett T. Ponton and Stephen J. Sedita, our Class I directors, have been nominated for reelection at the Annual Meeting. See “Proposal 1—Election of Directors” below.
The number of members on our board of directors may be fixed by resolution adopted from time to time by the board of directors. Any vacancies or newly created directorships may be filled only by the affirmative vote of a majority of directors then in office, even if less than a quorum, or by a sole remaining director. Each director shall hold office until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. In September 2020, Mr. Ponton was added as a new member of the board of directors and in January 2021 Mr. Frear was added as a new member of the board of directors. Effective as of January 21, 2020, Nikhil M. Varty resigned from his position as Chief Executive Officer and as a member of the board of directors. Effective as of December 31, 2020, John B. Corness retired as a member of the board of directors. On April 8, 2021, Mr. Tomkins provided notice of his intent to retire as a member of the board of directors effective as of May 18, 2021, after conclusion of the Annual Meeting on May 17 and the board of directors meeting on May 18, 2021.
6TERMINIX

2021 ANNUAL PROXY STATEMENT	THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Set forth below is biographical information as well as background information relating to each nominee’s and continuing director’s business experience, qualifications, attributes and skills and why the board of directors and Nominating and Corporate Governance Committee believe each individual is a valuable member of the board of directors. The persons who have been nominated for election and are to be voted upon at the Annual Meeting are listed first, with continuing directors following thereafter. The respective age of each individual below is as of April 9, 2021.
Nominees for Election to the Board of Directors in 2021
Class I—Nominees Whose Term Expires in 2021
David J. Frear
Age: 64 Director Since: 2021 Independent Director	Committees: Audit Environmental, Health & Safety
EXPERIENCE

•
Mr. Frear served as chief financial officer of subscription-based, satellite radio provider Sirius XM from 2003 through September 2020.

•
Mr. Frear is a member of the board of directors of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC, and NASDAQ BX, Inc., subsidiaries of Nasdaq, Inc., a leading provider of trading, clearing, exchange technology, listing, information and public company services.

•
He previously served on the boards of Sirius XM Canada Holdings Inc., Savvis Communications and Pandora Media Inc.

•
Prior to Sirius XM, Mr. Frear was also chief financial officer at Savvis Communications Corporation, Orion Network Systems Inc. and Millicom Incorporated and was an investment banker at Bear, Stearns & Co., Inc. and Credit Suisse.

REASONS FOR NOMINATION
Mr. Frear’s experience as a chief financial officer, his financial acumen and his experience on other public and private company boards qualify him to serve on our board of directors.

Brett T. Ponton
Age: 51 Director Since: 2020
EXPERIENCE

•
Mr. Ponton has served as Terminix’s Chief Executive Officer and as a member of our board of directors since September 15, 2020.

•
Mr. Ponton previously served as president of Monro, Inc. from August 2017 and as chief executive officer from October 2017 until August 2020.

•
Prior to Monro, Mr. Ponton served as president and chief executive officer of American Driveline Systems, Inc. (the parent company of AAMCO Transmissions Inc., Cottman Transmission Systems, LLC and Global Powertrain Systems, Inc.) from September 2013 until July 2017.

•
He also served as president and chief executive officer of Heartland Automotive Services, Inc., the largest operator of Jiffy Lube stores in North America, from 2009 until September 2013.

•
He previously held leadership positions at Veyance Technologies, an engineered products business based in Shanghai, China, and Melbourne, Australia, and Goodyear Tire & Rubber Co.

REASONS FOR NOMINATION Mr. Ponton’s experience in operations and strategic planning with consumer services companies, along with his board experience, qualify him to serve on our board of directors.
TERMINIX   7

THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	2021 ANNUAL PROXY STATEMENT
Stephen J. Sedita
Age: 69 Director Since: 2013	Committees: Audit Environmental, Health & Safety (Chair)
EXPERIENCE

•
Mr. Sedita served as the chief financial officer and vice president of GE Home & Business Solutions, a business of General Electric Company, from 2008 until he retired in 2011.

•
Mr. Sedita served as chief financial officer and vice president of GE Aviation from 2007 until 2008.

•
Mr. Sedita was vice president and chief financial officer of GE Industrial Sector, a portfolio of electrical product, systems and plastics businesses from 2005 until 2007.

•
Prior to GE Industrial Sector, he served as chief financial officer of GE Consumer & Industrial, GE Appliances and GE Plastics.

•
He served on the board of Controladora Mabe, S.A. de C.V., from 1995 until 2016 and also previously served on the boards of Camco Inc. and Momentive Performance Materials Holdings Inc.

REASONS FOR NOMINATION • Mr. Sedita’s extensive business and financial background and his prior board service experience qualify him to serve on our board of directors.
Continuing Members of the Board of Directors
Class II—Nominees Whose Term Expires in 2022
Laurie Ann Goldman
Age: 58 Director Since: 2015	Committees: Compensation Nominating & Corporate Governance (Chair)
EXPERIENCE

•
Ms. Goldman served as chief executive officer of New Avon LLC, from January 2019 until August 2019. New Avon, LLC is a privately held company and is the leading social selling beauty company in North America, with independent sales representatives throughout the United States, Puerto Rico and Canada.

•
Ms. Goldman is the founder and chief executive officer of LA Ventures, an investment and advisory firm for growth-oriented, consumer-facing businesses.

•
She was a private investor and advisor from 2014 until 2018 and since August 2019.

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She serves on the boards of directors of Guess? Inc., a publicly traded contemporary apparel and related consumer products retailer, Joe & The Juice Holding A/S, a private company with a chain of juice bars and coffee shops in North America, Europe, Asia and Australia, ClubCorp, a privately held corporation that is the largest owner and operator of private golf and country clubs in the U.S. and 101 Studios, a privately held global entertainment studio and Newlight Technologies, a privately held biotechnology company that produces degradable products designed to replace plastic products.

• Ms. Goldman previously served on the boards of directors of New Avon, LLC and Francesca’s Holdings Corporation, a women’s clothing retailer.	• Ms. Goldman served as chief executive officer of Spanx, Inc., a women’s undergarment and apparel company from 2002 until 2014.

QUALIFICATIONS FOR BOARD MEMBERSHIP
Ms. Goldman brings significant brand management and multi-channel product and marketing experience, and her prior executive management expertise, along with her experience on public and private company boards, qualify her to serve on our board of directors.

8TERMINIX

2021 ANNUAL PROXY STATEMENT	THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Steven B. Hochhauser
Age: 59 Director Since: 2018	Committees: Compensation Nominating & Corporate Governance
EXPERIENCE

•
Mr. Hochhauser, served as interim president of our American Home Shield business prior to its spin-off from March until May 2018.

•
He has been a private investor since 2011.

•
Since May 2019, he has served as chairman of A&R Logistics, a privately held company, and since 2016, he has served as chairman of Ascensus Specialties LLC, a privately held specialty chemicals company, and served as chief executive officer of Ascensus Specialties from 2016 until 2017.

•
He was the lead director of Novolex, a privately held paper and plastic packaging company from 2012 until 2016 and from 2013 until 2015, he was on the board of Argotec LLC, a privately held specialty plastic and films company.

•
He is the former chairman and chief executive officer of Johns Manville.

•
Mr. Hochhauser has held various executive positions at Ingersoll Rand, Honeywell and United Technologies.

QUALIFICATIONS FOR BOARD MEMBERSHIP
Mr. Hochhauser’s knowledge of strategic planning and business operations, along with his leadership experience and prior board experience, qualify him to serve on our board of directors.

Class III—Directors Whose Term Expires in 2023
Deborah H. Caplan
Age: 58 Director Since: 2019	Committees: Compensation (Chair) Environmental, Health & Safety
EXPERIENCE

•
Ms. Caplan has served since April 2013 as executive vice president, human resources and corporate services for NextEra Energy, Inc., a leading clean energy company. Her responsibilities include leadership of the company’s corporate pandemic team, human resources, corporate real estate, security and innovation initiatives.

•
She previously served as chief operating officer of NextEra Energy’s subsidiary, Florida Power & Light Company, one of the largest electric utilities in the U.S. and as NextEra Energy's vice president of integrated supply chain covering strategy, procurement and logistics of all materials and services.

•
Prior to joining NextEra Energy, she worked at GE as the senior vice president of global operations for GE Capital Vendor Financial Services. She also served as vice president of six sigma, sourcing and e-commerce for a GE Capital business with distributed U.S. operations.

•
Prior to GE Capital, she served in various leadership roles at GE Aircraft Engines in manufacturing and new product development.

QUALIFICATIONS FOR BOARD MEMBERSHIP
Ms. Caplan’s broad experience in business operations, strategy, leadership, customer service, culture and talent development all qualify her to serve on our board of directors.

TERMINIX   9

THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	2021 ANNUAL PROXY STATEMENT
Naren K. Gursahaney
Age: 59 Director Since: 2017	Committees: Audit Nominating & Corporate Governance
EXPERIENCE

•
Mr. Gursahaney has served as our Chairman of the Board
since April 2019.

•
He served as our Interim Chief Executive Officer from January 2020 until September 14, 2020.

•
He has been a private investor since 2016.

•
He served as president and chief executive officer, and a member of the board of directors, of The ADT Corporation, a leading provider of security and automation solutions for homes and businesses in the United States and Canada from 2012 until 2016.

• He currently serves on the board of directors of NextEra Energy, Inc.	• He served in various executive positions at Tyco International Ltd. from 2003 until 2012.

QUALIFICATIONS FOR BOARD MEMBERSHIP
Mr. Gursahaney’s extensive experience in operations, strategic planning and with large, global residential and commercial services companies, along with his board experience, qualify him to serve on our board of directors.

Mark E. Tomkins
Age: 65 Director Since: 2015	Committees: Audit (Chair) Environmental, Health & Safety
EXPERIENCE

•
Mr. Tomkins served as our lead independent director from January 2020 until September 14, 2020. He previously served as our non-executive Chairman from May 2016 until April 2019.

•
He has been a private investor since 2006.

•
He currently serves on the boards of W. R. Grace & Co., a specialty chemical and specialty materials manufacturing and production company, and Trinseo S.A., a manufacturer of plastics, latex binders and synthetic rubber.

•
He served on the board of Klockner Pentaplast Group, a privately held plastic film and packaging manufacturer from 2016 to 2019 and he served on the board of Elevance Renewable Sciences Inc., a privately held renewable polymer and energy company from 2007 until 2014 and he served on the board of CVR Energy, Inc., a petroleum refining and nitrogen fertilizer manufacturing company from 2007 to 2012.

•
Mr. Tomkins served as senior vice president and chief financial officer of Innovene, a petrochemical and oil refining company controlled by BP p.l.c. that is now part of the INEOS Group from 2005 until 2006.

•
Prior to Innovene, he served as chief financial officer of Vulcan Materials Company and Great Lakes Chemical (now Lanxess), and was vice president of finance and business development for the polymer and electronic materials divisions of Allied Signal (now Honeywell) and held several finance positions with Monsanto.

•
Mr. Tomkins is a certified public accountant.

QUALIFICATIONS FOR BOARD MEMBERSHIP
Mr. Tomkins’ financial, accounting and management expertise, along with his experience on other public and private company boards, qualify him to serve on our board of directors.

10TERMINIX

2021 ANNUAL PROXY STATEMENT	THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Director Independence

Our board of directors has determined, after considering all of the relevant facts and circumstances, that Mses. Caplan and Goldman and Messrs. Frear, Gursahaney, Hochhauser, Tomkins and Sedita are “independent” as defined under NYSE listing standards. In making its determination of director independence, our board of directors considers the NYSE listing standards and all relevant facts and circumstances, including ensuring that the following categories of relationships between a director and our Company are evaluated:

•
employment of a director or a director’s immediate family member by, a director’s position as a director with, or direct or indirect ownership by a director or a director’s immediate family member of a 10 percent or greater equity interest in, another company or organization that made payments to, or received payments from, our Company or any of our subsidiaries for property or services in an amount which, in each of the last three fiscal years, did not exceed the greater of $1 million or two percent of such other company’s consolidated gross revenues; and

•
a relationship of a director or a director’s immediate family member with a charitable organization, as an executive officer, board member, trustee or otherwise, to which our Company or any of our subsidiaries has made, in any of the last three fiscal years, charitable contributions of not more than the greater of $100,000 or two percent of such charitable organization’s consolidated gross revenues.

No director qualifies as “independent” unless the board of directors affirmatively determines that the director has no material relationship with our Company or our subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with our Company or any of our subsidiaries). Our board of directors assesses on a regular basis, and at least annually, the independence of directors and, based on the recommendation of the Nominating and Corporate Governance Committee, makes a determination as to which members are independent. To assist the board of directors in making its independence assessment, each year members of our board of directors complete responses to a questionnaire, which requires disclosure of each director’s and his or her immediate family’s relationships to the Company, as well as any potential conflicts of interest and other matters. In 2020, there were no related-party or conflicts of interest transactions between the Company and any of our independent directors that require disclosure under U.S. Securities and Exchange Commission (“SEC”) rules.
On January 21, 2020, Naren K. Gursahaney, our Chairman of the Board, was appointed as the Company’s interim CEO until September 14, 2020. Prior to his appointment, Mr. Gursahaney was deemed to be an independent director of the board and after he resigned as interim CEO, the board again evaluated his situation and determined that he qualified as an independent director.
Board Leadership Structure
Our board of directors is currently led by our Chairman of the Board, Mr. Gursahaney. As stated in our Corporate Governance Guidelines, the board has no policy with respect to the separation of the offices of Chairman of the Board and CEO. The board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and CEO in any way that is in the best interests of the Company at a given point in time. The board believes this governance structure currently promotes a balance between the board’s independent authority to oversee our business and the CEO and his management team who manage the business on a day-to-day basis. The board expects to periodically review its leadership structure to ensure that it continues to meet our needs.
In connection with Mr. Gursahaney’s appointment as interim CEO, the board of directors amended the board’s corporate governance guidelines to provide that if the Chairman of the Board is not an independent director, a lead independent director will be elected by and from among the independent directors of the board. The lead independent director is responsible for serving as liaison between the Chairman of the Board and the independent directors and will have authority to call meetings of the independent directors, and if requested by stockholders, ensure that he or she is available for consultation and direct communication with the stockholders. On January 21, 2020, the board of directors appointed Mr. Tomkins to serve as lead independent director, which he did until September 14, 2020.
Meetings of the Board of Directors and Attendance at the Annual Meeting
Our board of directors held 16 meetings during the fiscal year ended December 31, 2020. Each of our incumbent directors attended at least 94 percent of the total number of meetings of the board, and in the case of committee meetings 100 percent, of which he or she was a member in 2020. Directors are encouraged to attend our annual meetings. All of the directors serving on the board at the time attended the 2020 Annual Meeting.
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THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	2021 ANNUAL PROXY STATEMENT
Executive Sessions
Executive sessions, which are meetings of the independent directors, are regularly scheduled throughout the year. While serving as non-executive Chairman, Mr. Gursahaney presided over the executive sessions. With Mr. Gursahaney’s appointment as interim CEO, Mr. Tomkins, as lead independent director, presided over the executive sessions of the independent directors. The committees of the board, as described more fully below, also meet regularly in executive session.
Governance Documents (All Publicly Available)
1	Corporate Governance Guidelines	5	Environment, Health and Safety Committee Charter
2	Audit Committee Charter	6	Code of Conduct
3	Compensation Committee Charter	7	Financial Code of Ethics
4	Nominating and Corporate Governance Committee Charter	8	Corporate Sustainability Report
A copy of these governance documents are available, without charge, on our website at www.corporate.terminix.com/responsibility/corporate-governance/index.html.
Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines to address significant corporate governance issues. These guidelines provide a framework for our corporate governance initiatives and cover topics including, but not limited to, director qualification and responsibilities, board composition, director compensation and management and succession planning. The Nominating and Corporate Governance Committee is responsible for overseeing and reviewing the guidelines and reporting and recommending to our board of directors any changes to the guidelines.
Code of Conduct and Financial Code of Ethics
We have a Financial Code of Ethics that applies to the CEO, CFO and Controller, or persons performing similar functions, and other designated officers and teammates, including the primary financial officer of each of our business units and the Treasurer. We also have a Code of Conduct that applies to all of our directors, officers and teammates. The Financial Code of Ethics and Code of Conduct each address matters such as conflicts of interest, confidentiality, fair dealing and compliance with laws and regulations.
We will promptly disclose any substantive changes in or waiver of, together with reasons for any waiver of, either of these codes granted to our executive officers, including our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions, and our directors, by posting such information on our website at www.corporate.terminix.com/responsibility/corporate-governance/index.html.
Complaints Regarding Accounting, Internal Accounting Controls and Auditing Matters

In accordance with the Sarbanes-Oxley Act of 2002, our Audit Committee has adopted procedures for the receipt, retention and treatment of complaints regarding accounting controls or auditing matters and to allow for the confidential, anonymous submission by teammates and others of concerns regarding questionable accounting or auditing matters.

Environmental, Social, Safety and Teammate Matters
Our customers have come to trust us during some of the most important moments of their lives, protecting them from the effects of pests and termites, so they can live hassle-free lives. Our frontline serves our customers with passion because they care deeply about the work they do and the relationships they have built.
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2021 ANNUAL PROXY STATEMENT	THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
We aspire to deliver an unparalleled customer experience. We believe through outstanding service, we have the power to impact and improve lives and drive growth in our businesses. This core belief is at the heart of how we are shaping our future, working with teammates and franchise associates, and re-imagining our customer journeys to deliver memorable experiences to our customers at every touch point.
Listening to our teammates in the field and instilling their learnings in our processes and systems allows us to remove obstacles from their paths, enabling them to deliver an unmatched customer experience. Enhancing benefits, optimizing work hours, improving pay-for-performance structures and creating career paths tailored to deserving teammates’ aspirations demonstrates our deep care for them in their quest to deliver outstanding service. We are creating a workplace that respects creativity, initiative, diversity of thought and cultural inclusion by recognizing talent and perseverance at every level. We have increased our community outreach because service and care are at the heart of our business. Credibility is extremely important. We have significantly improved our ability to deliver on our commitments to our customers, teammates, partners, stockholders and other stakeholders.
Human Capital Management
Terminix employs approximately 10,000 teammates in the United States and 1,400 teammates outside the United States in Europe, Canada and Central America. As a leader in the pest management industry, we recognize that our teammates are our most important asset in the delivery of the services we provide to customers. Since we deliver services in various communities around the world, it is important that our teammate base reflect the values and customers of those communities we serve. In this regard, we are committed to fostering a safe, inclusive, and equitable workplace that attracts and retains exceptional talent, enabling us to better serve to our customers.
Five key areas in which we focus our efforts include:
1	Teammate Safety
2	Diversity, Equity and Inclusion
3	Training and Development
4	Teammate Retention
5	Competitive Compensation and Benefits
Teammate Safety
At Terminix, safety is a core value. We maintain strong safety programs focused on continuously improving the safety and wellbeing of our communities, teammates and customers we serve. We maintain a safety culture grounded in striving for zero teammate injuries and illnesses, while operating and delivering our services responsibly and eliminating workplace incidents, risks and hazards. We review and monitor our performance regularly with a goal to continually reduce Occupational Safety and Health Administration recordable incidents. During 2020, our recordable incident rate declined seven percent compared to fiscal 2019.
During 2020, our focus on workplace safety enabled us to preserve business continuity without sacrificing our commitment to keep our teammates, workplace visitors and customers safe during the global novel COVID-19 pandemic.
Terminix was designated an essential business early in the COVID-19 pandemic. Since the onset of the pandemic, we have taken an integrated approach to helping our teammates manage their work and personal responsibilities, with the priority on teammate wellbeing, health and safety. Terminix has worked with suppliers to ensure our teammates have the appropriate personal protection equipment to allow them to continue to serve our customers in a safe manner, protecting both the customer and the teammate. The Company developed COVID-19 protocols relating to most aspects of the business, including customer service visits, working at Terminix buildings and individual health. Many departments have worked remotely and have not been required to come to the central offices, so as to minimize exposure to the virus.
Diversity, Equity and Inclusion
At Terminix, we believe inclusion inspires results. Perspectives from a diverse workforce can provide key insights into selling into varied and different communities, providing numerous avenues for the growth of the business and improved customer satisfaction.
The Company has created a Diversity, Equity and Inclusion Council (the “Council”) with a mission to foster actions that create an inclusive work environment valuing the contributions and perspectives of all team members. The goal of the Council is to advance a workforce that builds and advocates for gender, race, age, language, cultural background, education, work experience, ethnicity, sexual orientation and physical ability, as well as the religious and cultural views of members of Terminix. The Council is comprised
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THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	2021 ANNUAL PROXY STATEMENT
of Terminix teammates chosen to help engage in ongoing evaluation of Terminix’s internal business practices and advise the Terminix executive team on driving a culture of diversity, equity and inclusion.
The Council is committed to promoting and advancing this important work through five distinct subcommittees that drive diversity, equity and inclusion goals across core business streams:
•
Corporate Responsibility

•
Culture

•
Inclusion

•
Supplier Diversity

•
Talent and Equity

As of December 31, 2020, Terminix employed a workforce in the Unites States that was 62% white and 38% minority representation. Also, the workforce was 82% male and 16% female, with 2% undeclared. Terminix is committed to improving the levels of both race and gender representation to better reflect the communities in which we operate.
We have long-established, teammate-driven Business Resource Groups (“BRGs”), which provide opportunities for education, community partnerships, cultural awareness and career development. BRGs that have been established and are active include:
• African American BRG • Asian Pacific Islander BRG • Latino BRG • Limitless BRG • Pride Alliance BRG	• Sustainability BRG • Veterans BRG • Women’s BRG • Young Professionals BRG
Training and Development
We have made investments to our human resources organization and structure that centralized and standardized hiring and training practices. We have also introduced tools to help our branch managers manage labor more efficiently, and we continue to invest in attracting, developing and retaining talent. Our front-line teammates also receive on-the-job training to ensure we are executing for our customers. Our online training platforms provide our teammates with access to a multitude of training courses, videos, reference material and other tools. Recent enhancements to our training and development program include:
•
Prioritized development for all teammates by investing in LinkedIn learning where our teammates can continue to drive their growth by leveraging any of the 5,000 courses from anywhere, including mobile devices.

•
Migrated our training and learning to virtual administration to meet the needs of continuing to onboard and develop talent in the midst of the COVID-19 pandemic.

•
Invested in a new 90-day manager training program that incorporates critical technical and leadership skills.

As part of encouraging internal development, we engage in regular discussions around succession planning and talent development at all levels of our Company. Our board of directors has frequent contact with business leaders within the organization and participates actively in the succession planning process. Our Senior Vice President of Human Resources reports directly to the CEO and works with management to evaluate internal talent for future leadership positions within the organization on an ongoing basis. In evaluating potential acquisitions, an important consideration is the quality of the management team of the target company and our ability to ensure such management team will remain with the Company as needed if we acquire the business.
Teammate Retention
Our experience has demonstrated that the retention of well-trained, high-performing teammates results in higher customer retention and improved financial results. Terminix has made significant investments in the hiring and training of teammates, especially those who are the Company’s face to the customer. Turnover rates for pest technicians tend to be higher in the first year of employment with a reduced rate beyond the first year. Consequently, Terminix has made investments in the recruiting, onboarding and training of new teammates to enhance their ability to deliver quality service to our customers and to keep them engaged in the Terminix business. As a result, the Company made significant progress during 2020 toward the improvement of teammate retention. The Company is also implementing the Terminix Way that includes the development of enhanced Standard Operating Procedures, training paths, and technology for frontline teammates that will improve consistency from branch-to-branch and teammate-to-teammate, and provide well-defined career paths for our teammates.
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2021 ANNUAL PROXY STATEMENT	THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Competitive Compensation and Benefits
Terminix is committed to investing in our workforce by providing competitive compensation and benefit programs.
•
Compensation programs include base salary and variable compensation programs such as annual bonus, production plans, sales commissions, spot bonus and stock awards. The variable compensation programs are performance based, with the actual amount earned depending on the performance of the Company and the teammate.

•
Comprehensive health and dental coverage is offered to teammates.

•
A 401(k) savings plan with a Company match is offered that allows teammates to save for their future.

•
Parental leaves are provided to all new parents of both genders for births and adoptions.

•
Other insurance benefits are also offered, including Company-paid and supplemental teammate-paid life insurance, long-term disability and accidental death and disability coverage.

•
An Employee Stock Purchase Plan, where teammates can purchase stock in the Company to participate in the success of the Company, is also offered to teammates.

We have a Corporate Sustainability Report that discusses the values, goals and objectives we strive for each day and the impact we are making for our customers and stakeholders that is available on our corporate website.
Board Committees
Our board of directors maintains an Audit Committee, a Compensation Committee, an Environmental, Health and Safety Committee and a Nominating and Corporate Governance Committee. In January 2020, each of these committees was comprised entirely of independent directors until January 21, 2020. On January 21, 2020, in connection with Mr. Gursahaney’s appointment as interim CEO, the board of directors reconstituted the committees and realigned the membership of the committees to reflect appropriate representation among the other directors. After September 15, 2020, when Mr. Ponton was hired as our CEO, Mr. Gursahaney was again deemed to be an independent director and the board of directors reconstituted the committees to add Mr. Gursahaney to the Audit and Nominating and Corporate Governance Committees. Below is a brief description of our committees. The following table shows the committee members as of December 31, 2020, and the number of meetings held during 2020.
Director	Audit	Compensation	Nominating & Corporate Governance	Environmental, Health & Safety
Deborah H. Caplan		C		M
Laurie Ann Goldman		M	C
Naren K. Gursahaney	M		M
Steven B. Hochhauser		M	M
Stephen J. Sedita	M			C
Mark E. Tomkins	C			M
Number of Meetings in 2020	11	8	4	4
As of December 31, 2020
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THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	2021 ANNUAL PROXY STATEMENT
On January 18, 2021, in connection with Mr. Frear’s appointment, the board of directors reconstituted the membership of the committees as set forth below.
Director	Audit	Compensation	Nominating & Corporate Governance	Environmental, Health & Safety
Deborah H. Caplan		C		M
David J. Frear	M			M
Laurie Ann Goldman		M	C
Naren K. Gursahaney	M		M
Steven B. Hochhauser		M	M
Stephen J. Sedita	M			C
Mark E. Tomkins	C			M
As of January 18, 2021
AUDIT COMMITTEE
Meetings: 11 Chair: Mark E. Tomkins	Other Members: David J. Frear Naren K. Gursahaney Stephen J. Sedita
KEY RESPONSIBILITIES

•
Our Audit Committee is responsible, among its other duties and responsibilities, for overseeing our accounting and financial reporting processes, the audits of our financial statements, the qualifications and independence of our independent registered public accounting firm, the effectiveness of our internal control over financial reporting and the performance of both our internal audit function and independent registered public accounting firm.

•
Our Audit Committee reviews and assesses the qualitative aspects of our financial reporting, our processes to manage business and financial risks and our compliance with significant applicable legal, ethical and regulatory requirements.

•
Our Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm.

Our board of directors has designated each member of the Audit Committee as “audit committee financial experts,” and each member of the Audit Committee has been determined to be “financially literate” under the NYSE listing standards. Our board of directors has also determined that each member of the Audit Committee is “independent” as defined under NYSE listing standards and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), rules and regulations.
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2021 ANNUAL PROXY STATEMENT	THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
COMPENSATION COMMITTEE
Meetings: 8 Chair: Deborah H. Caplan	Other Members: Laurie Ann Goldman Steven B. Hochhauser

KEY RESPONSIBILITIES
•
Our Compensation Committee is responsible, among its other duties and responsibilities, for reviewing and approving all forms of compensation to be provided to, and employment agreements with, the executive officers of our Company and its subsidiaries (including the CEO), establishing the general compensation policies of our company and its subsidiaries and reviewing, approving and overseeing the administration of the employee benefits plans of our company and its subsidiaries.

•
Our Compensation Committee also periodically reviews management development and succession plans.

•
Our Compensation Committee has the authority to retain compensation consultants, outside counsel and other advisers. During 2020, the committee engaged Pearl Meyer & Partners, LLC (“Pearl Meyer”) to advise it on executive compensation program-design matters and to prepare market studies of the competitiveness of components of the Company’s compensation program for its senior executive officers, including the named executive officers and non-employee directors. The Compensation Committee performed an assessment of Pearl Meyer’s independence to determine whether the consultant is independent, taking into account Pearl Meyer’s executive compensation consulting protocols to ensure consultant independence and other relevant factors. Based on that assessment, the Compensation Committee determined that the firm’s work has not raised any conflict of interest and the firm is independent.

Our board of directors determined that each member of the Compensation Committee is “independent” as defined under NYSE listing standards.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Meetings: 4 Chair: Laurie Ann Goldman	Other Members: Naren K. Gursahaney Steven B. Hochhauser

KEY RESPONSIBILITIES
•
Our Nominating and Corporate Governance Committee is responsible, among its other duties and responsibilities, for identifying and recommending candidates to the board of directors for election to our board of directors, reviewing the composition of the board of directors and its committees, reviewing and approval of director compensation and developing and recommending to the board of directors corporate governance guidelines that are applicable to us and overseeing board of directors evaluations.

Our board of directors determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined under NYSE listing standards.
ENVIRONMENTAL, HEALTH AND SAFETY COMMITTEE
Meetings: 4 Chair: Stephen J. Sedita	Other Members: Deborah H. Caplan David J. Frear Mark E. Tomkins

KEY RESPONSIBILITIES
•
Our Environmental, Health and Safety Committee is responsible, among its other duties and responsibilities, for reviewing the status of the Company’s policies and practices concerning environmental, health and safety matters, including processes to manage environmental, health and safety risk and ensure compliance with applicable laws and regulations; reviewing and monitoring the Company’s environmental, health and safety risk assessments, performance, strategies, training and resources; and providing input to the Company on the management of current and emerging environmental, health and safety regulations and issues.

•
Our business is subject to various regulations, including those relating to consumer protection, permitting and licensing, workers’ safety, the application and use of pesticides and other chemicals and other environmental matters that could be impacted by climate change and other factors, all of which this Committee oversees and monitors.

Our board of directors determined that each member of the Environmental, Health and Safety Committee is “independent” as defined under NYSE listing standards.
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THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	2021 ANNUAL PROXY STATEMENT
Compensation Committee Interlocks and Insider Participation
During January 2020, all independent directors of the Company served on the Compensation Committee. Upon Mr. Gursahaney’s appointment as interim CEO, the board reconstituted the Compensation Committee and Messrs. Corness and Hochhauser and Ms. Goldman served on the Compensation Committee until December 7, 2020. On December 7, 2020, Mr. Corness announced his retirement from the board and Ms. Caplan was appointed as the chair of the Compensation Committee. During 2020, only Messrs. Gursahaney and Ponton served as an officer of Terminix. Ms. Caplan is an executive officer at NextEra Energy and Mr. Gursahaney serves on the board of NextEra Energy, but does not serve on NextEra Energy’s compensation committee. While Mr. Gursahaney served as our interim CEO in 2020, Ms. Caplan was not on our Compensation Committee and she recused herself from any board discussions and votes on Mr. Gursahaney’s interim CEO compensation. For 2020, there were no related-party or conflicts of interest transactions between the Company and any of our Compensation Committee members that require disclosure under SEC rules.
Selection of Nominees for Election to the Board
Our Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee will identify and select, or recommend that the board select, board candidates who the Nominating and Corporate Governance Committee believes are qualified and suitable to become members of the board consistent with the criteria for selection of new directors adopted from time to time by the board. The Nominating and Corporate Governance Committee considers the board’s current composition, including expertise, diversity and balance of inside, outside and independent directors, and considers the general qualifications of the potential nominees, such as: integrity and honesty; the ability to exercise sound, mature and independent business judgment in the best interests of the stockholders as a whole; a background and experience with recurring revenue, multi-unit distributed services, operations, finance or marketing or other fields which will complement the talents of the other board members; factors that promote diversity of views and experience such as gender, race, national origin, age and sexual orientation; willingness and capability to take the time to actively participate in board and committee meetings and related activities; ability to work professionally and effectively with other board members and the Company’s management; availability to remain on the board long enough to make an effective contribution; satisfaction of applicable independence standards; and absence of material relationships with competitors or other third parties that could present realistic possibilities of conflict of interest or legal issues.
In identifying candidates for election to the board of directors, the Nominating and Corporate Governance Committee considers nominees recommended by directors, stockholders and other sources. The Nominating and Corporate Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the board of directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the Nominating and Corporate Governance Committee would recommend the candidate for consideration by the full board of directors. The Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
The Nominating and Corporate Governance Committee will consider director candidates proposed by stockholders on the same basis as recommendations from other sources. Any stockholder who wishes to recommend a prospective candidate for the board of directors for consideration by the Nominating and Corporate Governance Committee may do so by submitting the name and qualifications of the prospective candidate in writing to the following address: Terminix Global Holdings, Inc., c/o Secretary, 150 Peabody Place, Memphis, TN 38103. Any such submission should also describe the experience, qualifications, attributes and skills that make the prospective candidate a suitable nominee for the board of directors. Our amended and restated by-laws set forth the requirements for direct nomination by a stockholder of persons for election to the board of directors.
Stockholder Engagement
We expect all of our directors to attend our annual meetings of stockholders and be available to answer questions from stockholders at the meetings. Between meetings, we expect our CEO and CFO to engage with stockholders on a regular basis at industry and financial conferences, road shows and one-on-one meetings. Mr. Gursahaney, our non-executive Chairman, is also available to meet with stockholders on matters that they believe are better addressed by an independent director.
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2021 ANNUAL PROXY STATEMENT	THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Communications with the Board

Any stockholder or interested party who wishes to communicate with our board of directors as a whole, the independent directors, our Chairman or any individual member of the board or any committee of the board may write to or email the Company at: Terminix Global Holdings, Inc., c/o Assistant Secretary, 150 Peabody Place, Memphis, TN 38103 or Board_of_Directors@terminix.com.

The board has designated the Company’s Assistant Secretary as its agent to receive and review written communications addressed to the board, any of its committees, or any board member or group of members. The Assistant Secretary may communicate with the sender for any clarification. In addition, the Assistant Secretary will promptly forward to the chair of the Audit Committee and the Company’s General Counsel any communication alleging legal, ethical or compliance issues by management or any other matter deemed by the Assistant Secretary to be potentially material to the Company. As an initial matter, the Assistant Secretary will determine whether the communication is a proper communication for the board. The Assistant Secretary will not forward to the board, any committee or any director communications of a personal nature or not related to the duties and responsibilities of the board including, without limitation, junk mail and mass mailings, business solicitations, routine customer service complaints, new product or service suggestions, opinion survey polls or any other communications deemed by the Assistant Secretary to be immaterial to the Company.
Separately, the Audit Committee has established a whistleblower policy for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by teammates of the Company of concerns regarding questionable accounting or auditing matters.
Risk Oversight
BOARD OF DIRECTORS
Our board of directors as a whole has responsibility for overseeing our risk management. The board of directors exercises this oversight responsibility directly and through its committees. The oversight responsibility of the board of directors and its committees is informed by reports from our management team and from our internal audit department that are designed to provide visibility to the board of directors about the identification and assessment of key risks and our risk mitigation strategies.
The full board of directors has primary responsibility for evaluating strategic and operational risk management and succession planning.
Audit Committee
This Committee has the responsibility for overseeing our major financial and accounting risk exposures and the steps our management has taken to monitor and control these exposures, including policies and procedures for assessing and managing risk, oversight on compliance related to legal and regulatory exposure and meeting regularly with our chief legal and compliance officers.
Compensation Committee
This Committee evaluates risks arising from our compensation policies and practices, as more fully described below.
Nominating and Corporate Governance
This Committee ensures compliance with our governance guidelines and addresses significant issues raised by stockholders.
Environmental, Health and Safety Committee
This Committee has responsibility for overseeing Company’s policies and practices concerning environmental, health and safety matters, including processes to manage environmental, health and safety risk and ensure compliance with applicable laws and regulations. These committees provide reports to the full board of directors regarding these and other matters.

Management
The oversight responsibility of the board of directors and its committees is informed by reports from our management team and from our internal audit department that are designed to provide visibility to the board of directors about the identification and assessment of key risks and our risk mitigation strategies.
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THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	2021 ANNUAL PROXY STATEMENT
Director Compensation
2020 Cash and Equity Retainers
Members of the board of directors who are not employed by us are entitled to receive an annual retainer of $200,000, of which $80,000 is payable in cash and the other $120,000 payable in stock. The equity awards will consist of a grant of shares of common stock on the date of the Annual Meeting or the date of the director’s appointment to the board of directors, if thereafter. Each director may elect to defer the receipt of the shares of common stock as Deferred Stock Equivalents (“DSEs”) to a point in the future, including the time at which the individual is no longer a member of the board, subject to the terms of the Amended and Restated Terminix Global Holdings, Inc. 2014 Omnibus Incentive Plan (the “Omnibus Incentive Plan”). In addition to the amounts described above, the non-executive Chairman will receive an additional annual cash retainer of $50,000 and an extra $100,000 award of stock. The chairpersons of the Audit Committee and the Compensation Committee will each receive an additional annual cash retainer of $20,000, and the chairpersons of the Nominating and Corporate Governance Committee and the Environmental, Health and Safety Committee will each receive an additional annual cash retainer of $10,000; however, if our Chairman serves as a chairperson of a committee, the Chairman will not be entitled to the additional cash retainer for the committee chair role. All of our directors were reimbursed for reasonable expenses incurred in connection with attending board of directors meetings and committee meetings.
While serving as interim CEO, Mr. Gursahaney did not receive any of the director compensation noted above. (Details of Mr. Gursahaney’s compensation while serving as interim CEO are set forth below under “Executive Compensation.”) With Mr. Tomkins’ appointment as lead independent director, he received an additional annual cash retainer of $50,000, but did not receive the additional fees for serving as chair of the Audit Committee. The board unanimously elected to reduce each of their annual cash retainer by 25 percent in the second half of 2020 to address business challenges arising from the COVID-19 pandemic. In recognition of Mr. Corness’ retirement from the board of directors, the Company made a charitable contribution of $10,000 to a charity of his designation in his name.
As part of its annual review of director compensation, the Nominating and Corporate Governance Committee asked our independent compensation consultant to review our pay practices relative to peers. We found that pay levels for our directors and non-executive Chairman are in-line with peer medians and we continue to believe that our compensation structure properly rewards our non-employee directors.
2020 Director Compensation Table
This table shows the compensation that each non-employee director received for his or her board and committee chair service in 2020.
Name of Director	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Deborah H. Caplan	$70,000	$120,000	$190,000
John B. Corness	$90,000	$120,000	$210,000
Laurie Ann Goldman	$79,167	$120,000	$199,167
Naren K. Gursahaney	$60,000	—	$60,000
Steven B. Hochhauser	$70,000	$120,000	$190,000
Stephen J. Sedita	$80,000	$120,000	$200,000
Mark E. Tomkins	$113,334	$120,000	$233,334

(1)
Total of cash fees paid for annual board retainer and committee chair retainer, prorated from the time of their appointment to the board or as committee chair. The annual cash retainer for board fees for 2020 was $80,000, with the non-executive Chairman receiving $130,000. With Mr. Tomkins’ appointment as lead independent director, he received an additional annual cash retainer of $50,000, but did not receive the additional fees for serving as chair of the Audit Committee. The board unanimously elected to reduce their annual cash retainer by 25 percent in the second half of 2020 to reflect issues with the COVID-19 pandemic.

(2)
The amounts in this column reflect the grant date value of the award of common stock (rounded up to one full share if necessary) for annual board retainer. Messrs. Corness, Hochhauser and Sedita elected to defer the receipt of the shares until a date in the future. These awards are now denominated as DSEs. The stock awards were based on the grant date fair value of $29.13 per share for Messrs. Corness, Hochhauser and Sedita (4,120 shares deferred as DSEs); and $29.13 per share for Mses. Caplan and Goldman and Mr. Tomkins (4,120 shares). As noted below, Mr. Gursahaney did not receive a director stock award since he was serving as interim CEO, and received restricted stock units (“RSUs”) and stock option awards in that capacity as described in “Executive Compensation” below.

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2021 ANNUAL PROXY STATEMENT	THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Stock Ownership Guidelines for Directors
The board of directors has adopted stock ownership guidelines for members of the board of directors and for executive officers of the Company. The board believes that setting these ownership guidelines will enhance directors’ and executive officers’ alignment with other stockholders. The Nominating and Corporate Governance Committee reviews the director ownership levels and the Compensation Committee reviews the executive officer stock ownership levels on an annual basis. The guidelines for executive officers are discussed below in the Compensation Discussion and Analysis.
Members of the board of directors are expected to hold stock valued at five times the annual cash retainer. The annual cash retainer is $80,000, resulting in a current expectation to hold stock valued at $400,000. Directors will have a period of five years from their appointment to the board to meet the ownership guidelines. Until a director meets his or her stock ownership guideline level, he or she cannot sell more than 50 percent of the shares such director owns. All directors have either met, or are on track to meet, their stock ownership level within the applicable five-year period.
Certain Securities Transactions
Short Selling

Our board of directors has adopted a policy that prohibits our directors, executive officers and all other teammates from short sales and transactions in puts and calls of the Company’s securities. Short sales of securities of the Company evidence an expectation on the part of the seller that such securities will decline in value and signal to the market an absence of confidence in the short-term prospects of the Company. Short sales may also reduce the seller’s incentive to improve the performance of the Company.

Pledges and Hedges

In addition, the adopted policy prohibits any of our directors, executive officers and all other teammates from engaging in pledging and hedging transactions in the Company’s securities. Certain forms of hedging or monetization transactions (such as zero-cost collars and forward sale contracts) allow a person to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential appreciation in the stock. These transactions allow the person to continue to own the stock, but without the full risks and rewards of ownership. When that occurs, the person may no longer have the same objectives as the Company’s other stockholders.

TERMINIX   21

EXECUTIVE OFFICERS
The following table sets forth information about our executive officers as of April 9, 2021.
Name	Age	Present Positions	First Became an Executive Officer
Brett T. Ponton	51	Chief Executive Officer	2020
Robert J. Riesbeck	57	Executive Vice President & Chief Financial Officer	2020
David M. Dart	51	Senior Vice President, Human Resources	2018
Dion Persson	60	Senior Vice President and Interim General Counsel and Secretary	2018
Kim Scott	48	Chief Operating Officer	2019

Brett T. Ponton
Brett has served as Terminix’s Chief Executive Officer and as a member of our board of directors since September 15, 2020. Mr. Ponton previously served as president of Monro, Inc. from August 2017 and as chief executive officer from October 2017 until August 2020. Prior to Monro, Mr. Ponton served as president and chief executive officer of American Driveline Systems, Inc. (the parent company of AAMCO Transmissions Inc., Cottman Transmission Systems, LLC and Global Powertrain Systems, Inc.) from September 2013 until July 2017. He also served as president and chief executive officer of Heartland Automotive Services, Inc., the largest operator of Jiffy Lube stores in North America, from 2009 until September 2013. He previously held leadership positions at Veyance Technologies, an engineered products business based in Shanghai, China and Melbourne, Australia, and Goodyear Tire & Rubber Co.

Robert J. Riesbeck
Robert has served as Terminix’s Executive Vice President since December 2020, with responsibility for leading the finance, information technology and supply management functions. On March 4, 2021, Mr. Riesbeck was appointed to the role of Chief Financial Officer at Terminix. From November 2019 until October 2020, Mr. Riesbeck served as chief executive officer and as a director at Pier 1 Imports, Inc., a specialty home décor and home furnishings brand retailer; he also served as chief financial officer at Pier 1 from July 2019 until October 2020. From 2018 until 2019, he served as chief financial officer of Full Beauty Brands, a portfolio company of Apax Partners and online marketplace of eight distinct proprietary brands catering to plus size consumers seeking on-trend style advice, fit and fashion. From 2014 until 2017, Mr. Riesbeck was at H.H. Gregg, Inc., a leading specialty retailer of home appliances, consumer electronics, furniture and related services, serving as chief executive officer and as a director from 2016 until 2017, and from 2014 until 2016 as chief financial officer. He previously held leadership roles at Sun Capital Partners and Nike, Inc. Mr. Riesbeck served as chief executive officer and chief financial officer of Pier 1 Imports, Inc. when on February 18, 2020, Pier 1 announced that it had filed a voluntary petition in the U.S. Bankruptcy Court for the Eastern District of Virginia under Chapter 11 of the United States Bankruptcy Code.

David M. Dart
David has served as Senior Vice President, Human Resources since August 2018. From 2016 until 2018, he served as senior vice president and chief human resources officer of Veritas Technologies, a global enterprise software company. From 2014 until 2016 he served vice president of human resources for the specialty materials division of Celanese. Previously, he held positions at Ecolab, Bissell, ConAgra Foods and Amgen.

22TERMINIX

2021 ANNUAL PROXY STATEMENT	EXECUTIVE OFFICERS

Dion Persson
Dion has served as Senior Vice President since September 2017. In addition, he is currently serving as Interim General Counsel and Secretary of the Company. From 2011 until 2016, he served as vice president of strategy and analytics for Ingersoll Rand, a leading global provider of products, services and solutions. Mr. Persson has also held leadership roles at Johns Manville, a Berkshire Hathaway company, including senior vice president and general counsel, head of human resources and business leader for the company’s global fiberglass business.

Kim Scott
Kim has served as Chief Operating Officer since January 2021. She previously served as President, Terminix Residential, from December 2019 until January 2021. From 2018 until 2019 she served as president of Rubicon Global Holdings LLC, a venture-backed technology company that provides waste, recycling and smart cities solutions to businesses and governments worldwide. Ms. Scott served on the board of directors of Rubicon Global from 2015 until 2018. Prior to Rubicon Global, from 2013 until 2017, she served as president of CHEP North America, a division of Brambles Limited, a supply chain logistics company. During her 11-year career with Brambles Limited, she held several leadership roles including, president CHEP USA; group vice president global acquisition integration; and vice president of operations. Ms. Scott began her career as an environmental engineer for the General Electric Company and U.S. Steel. She served on the board of directors of the U.S. Chamber of Commerce from 2013 until 2017.

TERMINIX   23

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This section describes the material elements of our 2020 executive compensation program and the principles underlying our executive compensation policies and decisions. In addition, in this section, we provide information regarding the compensation paid to each individual who served in the capacity as principal executive officer (CEO) or principal financial officer (CFO) during 2020 and the three most highly compensated executive officers (other than the CEO and CFO) who were serving as such as of the end of our most recent fiscal year, collectively referred to as our Named Executive Officers (“NEOs”). For fiscal 2020, our NEOs are as follows:
Named Executive Officer (NEO)	Position
Brett T. Ponton	Chief Executive Officer
Anthony D. DiLucente	Former Senior Vice President and Chief Financial Officer
Dion Persson	Senior Vice President and Interim General Counsel and Secretary
Gregory L. Rutherford	Former President, Terminix Commercial
Kim Scott	Chief Operating Officer
Naren K. Gursahaney	Former Interim Chief Executive Officer
Nikhil M. Varty	Former Chief Executive Officer
2020 and Recent Highlights

•
We completed the sale of our ServiceMaster Brands business on October 1, 2020.

•
We have positioned our Company as one singularly focused on pest management and related services.

•
We changed our corporate name to Terminix Global Holdings, Inc. and changed our NYSE ticker symbol to TMX from SERV following the completion of the sale of the ServiceMaster Brands business.

•
The steps we undertook to enhance the customer experience across the Terminix business drove our results of improving customer retention, reducing daily cancellation rates and garnering higher net promoter scores (NPS).

•
We implemented a robust termite damage claims mitigation program.

•
We were deemed an essential service in most markets and actively responded to the COVID-19 pandemic by creating protocols to ensure the safety of teammates and customers.

•
Revenues increased over the prior year by eight percent, with growth in Europe and improved operational performance that resulted in a better customer experience and improved customer retention.

•
Adjusted EBITDA improvement was driven by operational improvements that expanded margins by 40 basis points year-over-year and improvements in customer retention. Information on the calculation of Adjusted EBITDA, and the reconciliation to net income, along with other details of the financial performance of the Company are available in Items 6 and 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 (“2020 Form 10-K”). Please see the narrative in the “Annual Incentive Plan” section below for more detailed information on this subject, including the impact of COVID-19 and the sale of the ServiceMaster Brands business on Annual Incentive Payments.

Metric	2020 Target Performance	2020 Actual Achievement
Revenue	$2.017 billion	$1.961 billion
Adjusted EBITDA	$ 342 million	$ 345 million
• The Company’s stock price increased by 31.9 percent during 2020.
24TERMINIX

2021 ANNUAL PROXY STATEMENT	EXECUTIVE COMPENSATION
The Company made progress toward the achievement of its strategic priorities for 2020:
Our 2020 Strategic Achievements
Reduced Employee Turnover	Improved Customer Retention
TECHNICIAN TURNOVER IMPROVED 20 percent year-over-year • Strong technician retention • Improved labor productivity • Improved customer satisfaction and NPS
RESIDENTIAL DAILY CANCEL rate DOWN 11 Percentyear-over-year
•
Residential pest customer retention improved 160 bps

•
Termite customer retention improved 230 bps

•
Commercial pest retention relatively flat, excluding COVID-19 impacts and certain price increases

Enhanced Profit Margins	Revitalized Termite Business
40 BPS MARGIN EXPANSIONyear-over-year • Direct cost productivity • G&A and back-office productivity • Growth through retention and pricing actions • Growth in high margin termite services
Ten percent CORE TERMITE COMPLETION GROWTHyear-over-year
•
Four percent organic growth

•
Successful tiered/monthly pay launch

•
Nine percent home services growth

•
Completion of mitigation program in Mobile Bay Area

TERMINIX   25

EXECUTIVE COMPENSATION	2021 ANNUAL PROXY STATEMENT
Changes were made to our leadership structure during 2020 and subsequent to the end of the fiscal year but prior to the filing of this proxy statement.

Departures
•
Mr. Varty resigned his positions as CEO and member of the board of directors as of January 21, 2020, and left the Company on February 29, 2020.

•
Mr. Gursahaney was appointed interim CEO as of January 21, 2020, and resigned as interim CEO on September 14, 2020.

•
Pratip Dastidar, former Senior Vice President and Chief Transformation Officer, left the Company on June 30, 2020.

•
Aster Angagaw, former President, ServiceMaster Brands, left the Company on October 1, 2020 as part of the sale of ServiceMaster Brands.

•
Mr. Rutherford left his position as President, Terminix Commercial, on January 20, 2021, and left the Company on March 15, 2021.

•
Michael Bisignano left his position as Senior Vice President, General Counsel and Secretary on January 20, 2021, and left the Company on March 15, 2021.

•
Mr. DiLucente resigned from his position as CFO on March 4, 2021, and retired as of March 31, 2021.

New Hires/New Assignments
•
Mr. Ponton was hired as CEO of Terminix effective September 15, 2020.

•
Mr. Riesbeck was hired in December 2020 as the replacement for Mr. DiLucente as CFO. He was appointed as CFO on March 4, 2021.

•
Ms. Scott was promoted to the position of Chief Operating Officer in January 2021, responsible for the operations of both Terminix Residential and Terminix Commercial.

•
Mr. Persson was appointed to the position of interim General Counsel and Secretary following Mr. Bisignano’s departure in January 2021.

26TERMINIX

2021 ANNUAL PROXY STATEMENT	EXECUTIVE COMPENSATION
In 2020, the Compensation Committee made the following compensation decisions:
Compensation Element	NEO(s) Impacted	Action
Determine compensation offer for CEOs	Messrs. Ponton and Gursahaney	Approve employment agreements containing compensation and other terms of employment as CEO and interim CEO, respectively.
Base Salary	Mr. DiLucente	Increased Mr. DiLucente’s salary by 3.4% to $535,000 to better align with market pay levels and to recognize his high-level contributions, including his efforts in the sale of the ServiceMaster Brands business.
Annual Incentive	All NEOs	Reaffirmed their current target bonus opportunity. Determined annual incentive payouts based on assessment of Company, business unit and individual performance.
Long-Term Incentive	All NEOs	Grant to NEOs comprised of performance-based stock units (“PSUs”), nonqualified stock options and RSUs in 2020 with approximate grant date values allocated at 50 percent for PSUs, 30 percent for nonqualified stock options and 20 percent for RSUs.
Other Awards	Messrs. Persson and Rutherford and Ms. Scott	Approved cash award to Mr. Persson of $450,000 relating to his leadership of the action to sell the ServiceMaster Brands business. Granted retention awards in the form of RSUs to Mr. Rutherford and Ms. Scott, with a value of $1,000,000 each, to retain their services to maintain continuity during the search for a new CEO.
TERMINIX   27

EXECUTIVE COMPENSATION	2021 ANNUAL PROXY STATEMENT
Objectives of Our Compensation Program
Our compensation plans for executive officers (including the NEOs) are designed to:
Attract
Attract, motivate and retain highly qualified executives
Align
Align our executives’ long-term interests with those of our stockholders through meaningful share ownership
Balance
Appropriately balance long-term and near-term incentive compensation so that near-term performance is not emphasized at the expense of long-term value creation
Reward
Reward successful performance by the executives and us by linking a significant portion of compensation to financial and business results

Elements of Executive Compensation, including for NEOs
To meet these objectives, our executive compensation program consists of the following:
Compensation Element	Purpose	Delivery	Focus
Base Salary	Attract and retain highly qualified executives	Cash, generally paid on a semi-monthly basis	Differentiated based on market salary levels and the executive’s experience skills and performance
Annual Cash Incentive	Focus executives’ performance to achieve near-term goals	Cash, generally paid in March following end of the performance year	Near-term, generally annual performance period
Long-Term Incentives (“LTI”)	Focus executives’ performance to achieve long-term goals	Awards based on stock. LTI program includes PSUs, RSUs and stock options	Long-term focus to build shareholder value over a 3 to 5-year period
One-Time Awards	Used for retention, promotion or extraordinary performance	Cash or Stock	Varies depending on circumstance; generally, 1 to 3 years
Employee benefits	Attract and retain qualified executives by ensuring that our benefit programs are competitive	Including retirement benefits, health and welfare benefits, perquisites, new hire bonuses and relocation benefits	Tailored to each benefit program
The Compensation Committee determined a target mix of compensation delivered through the three core elements of base salary, annual cash incentive and LTI awards described above based on competitive market data and internal equity, ensuring that the total compensation is heavily weighted to performance-based elements. The target mix of compensation elements for Mr. Ponton, our CEO, and an average mix for other NEOs are pictured below.
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2021 ANNUAL PROXY STATEMENT	EXECUTIVE COMPENSATION
Each of these elements, discussed in more detail below, plays an integral role in our balancing of executive rewards over near- and long-term periods and our ability to attract and retain key executives. We believe the design of our executive compensation program creates alignment between performance achieved and compensation awarded and motivates achievement of both annual goals and sustainable long-term performance.
Determination of Executive Compensation
Pay Decision Process

The role of our Compensation Committee is to assist our board of directors in the discharge of its responsibilities relating to our executive compensation program. Our Compensation Committee is responsible for establishing, administering and monitoring our policies governing the compensation for our executive officers, including determining base salaries and near-term and LTI awards.

The Compensation Committee determines the CEO’s compensation and discusses the approved compensation with the board of directors. Historically, in determining the CEO’s compensation, the Compensation Committee has considered the following factors:
1	Our operating and financial performance;
2
The competitive market data provided by Pearl Meyer, our external compensation consultant, as presented to the Compensation Committee by our Senior Vice President, Human Resources in collaboration with Pearl Meyer;

3	The assessment by the Compensation Committee of the CEO’s individual performance with subsequent discussion with the full board of directors; and
4	Prevailing economic conditions.
The CEO recommends to the Compensation Committee compensation for the other executive officers based on his assessment of each executive officer’s area of responsibility, individual and business unit performance, overall contribution, the competitive market data provided by Pearl Meyer and prevailing economic conditions. All aspects of compensation for our executive officers, including for the CEO, in fiscal year 2020 were approved by the Compensation Committee, and the Compensation Committee performs all functions described in this Compensation Discussion and Analysis as provided for in its charter.
We believe that our executive compensation program must be attractive to compete in the market for executive talent and must support our growth strategy. As a result of this focus, we rely on competitive pay practices and individual and business performance in determining the compensation of our executives. In making these compensation determinations, we also consider historical individual compensation levels and historical company payout levels for annual cash incentives. The executive compensation program and underlying philosophy are reviewed at least annually by our Compensation Committee to determine what, if any, modifications should be considered.
Compensation Consultant Independence
The Compensation Committee has the authority to retain compensation consultants, outside counsel and other advisers. During 2020, the committee engaged Pearl Meyer to advise it on executive compensation program-design matters and to prepare market studies of the competitiveness of components of the company’s compensation program for its senior executive officers, including the named executive officers, and non-employee directors. Pearl Meyer is a global professional services company. The Compensation Committee performed an assessment of Pearl Meyer’s independence to determine whether the consultant is independent, taking into account executive compensation consulting protocols from Pearl Meyer to ensure consultant independence and other relevant factors. Based on that assessment, the Compensation Committee determined that Pearl Meyer’s work has not raised any conflict of interest and the firm is independent.
Compensation Risk Assessment
Management has assessed the Company’s compensation plans and practices to evaluate whether they create risks that are reasonably likely to have a material adverse effect on the Company. Based on its assessment, management has concluded that the Company’s compensation policies and practices do not create incentives to take risks that are reasonably likely to have a material adverse effect on the Company. We believe we have allocated our compensation among base salary, near-term incentives and LTI awards in such a way as to not encourage excessive risk taking. Management’s assessment of our compensation plans and programs was reviewed with the Compensation Committee.
TERMINIX   29

EXECUTIVE COMPENSATION	2021 ANNUAL PROXY STATEMENT
Clawback Policy
The board of directors has approved and implemented a clawback policy that provides the Compensation Committee with the discretion to claw back performance-based compensation in the event of a restatement of Company financial statements or misconduct.
Stock Ownership Guidelines for Executive Officers
The board of directors has adopted stock ownership guidelines for executive officers of the Company. The board believes that setting these ownership guidelines will enhance our executive officers’ alignment with other stockholders. The Compensation Committee reviews executive officer stock ownership levels on an annual basis.
The ownership guidelines for executive officers are based on a multiple of annual base salary, with the CEO expected to own stock valued at six times his annual salary and other executive officers expected to own stock valued at three times their respective annual salaries. Until an executive officer meets these stock ownership guidelines, each executive officer is required to retain 50 percent of the shares obtained, net of the strike price and taxes, upon the exercise of stock options and vestings of other equity awards that are granted on or after February 18, 2018. Shares included in the ownership guideline calculation include shares owned by the executive, unvested RSUs and 25 percent of the in-the-money value of vested options.
Say-on-Pay
The Compensation Committee considers the advisory vote from stockholders on executive compensation as an important input into the determination of the compensation program structure. The approval of the executive compensation program by more than 97 percent of the votes cast by stockholders in 2020 provides a further endorsement of our executive compensation program. The Compensation Committee will continue to consider stockholder feedback as part of its decision-making process consistent with the Company’s pay-for-performance philosophy.

Peer Group
In 2019, the Compensation Committee conducted its annual review of our Peer Group which was considered as an element in the determination of compensation of our executive officers for 2020. After the review, the Compensation Committee made changes to the Peer Group to better align with our business model and growth rates relative to our growth and approved a list of 18 companies as our Peer Group. These companies are generally 0.3 to 3.0 times our revenue size, based on 2018 revenue figures.
The peer companies are generally from the service industry and have a distributed business model. The Compensation Committee also considered the growth rates of the companies when selecting this group of companies. The Compensation Committee reviews our Peer Group and may from time to time adjust the companies comprising the group to better reflect competitors in the industries in which we compete, companies with similar business models and companies that compete in our labor markets for talent. Our Peer Group consists of the following companies:
ADT Inc.	Covanta Holding Corporation	Spectrum Brands Holdings, Inc.
Advanced Disposal Services, Inc.	FirstService Corporation	Stericycle, Inc.
BrightView Holdings, Inc.	H&R Block, Inc.	The Brink’s Company.
Casella Waste Systems, Inc.	Rentokil Initial plc	The Scotts Miracle-Gro Company
Central Garden & Pet Company	Rollins, Inc.	UniFirst Corporation
Chemed Corporation	Service Corporation International	WW International, Inc.
As part of our review of competitive pay practices, we engaged Pearl Meyer to conduct a market review to determine whether executive officer total compensation opportunities were competitive. In determining 2020 executive compensation, the Compensation Committee relied on the Peer Group data provided by Pearl Meyer for positions reported in the peer companies’ respective proxy statements. A general survey of competitive market data for positions which were not reported in Peer Group proxy statements was provided by third-party survey sources and was adjusted to mirror general market merit increases, as identified in market salary
30TERMINIX

2021 ANNUAL PROXY STATEMENT	EXECUTIVE COMPENSATION
increase surveys sponsored by compensation consulting organizations. The survey data reflected companies in general industries with revenue sizes between $500 million and $2 billion. The positions for which survey data was the primary source of competitive information included business unit presidents and the heads of Human Resources, Business Development and Information Technology functions. The Compensation Committee then evaluated base pay and annual bonuses for our executives as discussed below. Differences in total compensation generally reflect the relevant experience, expertise, tenure and performance of the individual executive officer within his or her role.
CEO Performance
The Company negotiated salary, annual bonus and LTI awards with Mr. Ponton as part of his agreement to join the Company as CEO in September 2020. The Compensation Committee confirmed the salary, annual bonus and LTI awards detailed in Mr. Ponton’s employment agreement. Mr. Gursahaney’s salary, bonus and equity awards were approved by the board of directors for his service as interim CEO. The Compensation Committee reviewed the performance of both Messrs. Ponton and Gursahaney for their respective portion of 2020, with a focus on actions taken to grow the Company profitably. The Compensation Committee was pleased with the performance of both Messrs. Ponton and Mr. Gursahaney during their respective tenures as CEO and, as such, approved annual incentive payouts for each at above target levels, in part due to:
(1)
An eight percent increase in revenue;

(2)
A 10 percent increase in Adjusted EBITDA; and

(3)
Sale of the ServiceMaster Brands business enabling the Company to focus solely on being a pest management company.

Base Salary
The Compensation Committee annually reviews the base salaries of our executive officers. The Compensation Committee may take into account numerous factors when making its determination including the NEO’s experience relative to industry peers, competitive market data, time in his or her position, individual performance, future potential and leadership qualities.
The following table sets forth information regarding the 2020 base salaries for our NEOs.
2020 Base Salary Table
Named Executive Officer	Base Salary as of January 1, 2020($)	Base Salary as of December 31, 2020 or date of Departure ($)	Aggregate Increase %
Brett T. Ponton	(1)	975,000	0%
Anthony D. DiLucente	517,500	535,000(2)	3.4%
Dion Persson	450,000	450,000	0%
Gregory L. Rutherford	460,000	460,000	0%
Kim Scott	525,000	525,000	0%
Naren K. Gursahaney	(3)	(3)	N/A
Nikhil M. Varty	1,000,000	(4)	N/A

(1)
Mr. Ponton was hired on September 15, 2020 with a salary of $975,000, consistent with his employment agreement.

(2)
Mr. DiLucente received a salary adjustment to an annual salary of $535,000 on October 1, 2020 to reflect more appropriate market salary levels and to recognize his leadership in the sale of the ServiceMaster Brands business.

(3)
Mr. Gursahaney assumed the role of interim CEO on January 21, 2020 following the resignation of Mr. Varty. His salary was $1,000,000 from his start date, but was voluntarily reduced by 25% on May 7, 2020 for the duration of his tenure in response to the COVID-19 pandemic.

(4)
Mr. Varty’s resigned as CEO on January 21, 2020.

Annual Incentive Plan
The Company administers the Annual Incentive Plan (“AIP”), our annual cash incentive program, which is designed to reward the achievement of specific pre-set financial results measured over one fiscal year (or, as applicable, a portion of a fiscal year). For 2020, the AIP was measured over the 2020 calendar year results. The 2020 results included the performance of the ServiceMaster Brands business for three quarters of the year. The ServiceMaster Brands business was sold effective October 1, 2020. Each participant was assigned an annual incentive target expressed as a percentage of base salary. For the NEOs, these targets ranged from 60 percent of base salary to 100 percent of base salary. The specific target bonus for each NEO is listed in the table below:
TERMINIX   31

EXECUTIVE COMPENSATION	2021 ANNUAL PROXY STATEMENT
Named Executive Officer	Target Bonus as a Percent of Salary
Brett T. Ponton	100%
Anthony D. DiLucente	70%
Dion Persson	60%
Gregory L. Rutherford	65%
Kim Scott	65%
Naren K. Gursahaney	100%
Nikhil M. Varty	(1)

(1)
Mr. Varty was not eligible to participate in the 2020 AIP as he resigned from the Company on February 29, 2020.

Performance Measures
To encourage our executive officers to focus on near-term Company (and, where applicable, business unit) goals and financial performance, incentives under the AIP are based on our performance with respect to the following measures and an individual performance evaluation, as determined by the Compensation Committee, at both a consolidated and, where applicable, a business unit level:
•
Revenue;

•
Adjusted EBITDA;

•
Customer retention; and

•
Termite damage claim mitigation efforts in the Mobile Bay Area.

Revenue and Adjusted EBITDA achievement metrics are discussed above.
The performance measures above were selected as the most appropriate measures upon which to determine annual bonuses because they are the primary metrics that management believes build value in the Company. Additionally, these measures were selected to incentivize profitable growth, with a focus on enhancing the customer experience as measured by customer retention rate. All of the opportunity for payment under the AIP to our NEOs is based on these performance measures and individual performance.
Payments under the AIP were also subject to the achievement of a minimum level of performance on the Adjusted EBITDA financial measure (“Adjusted EBITDA Threshold”). In order to earn any payment under the AIP, the Adjusted EBITDA Threshold had to be achieved at the corporate consolidated or, where applicable, business unit levels. The Adjusted EBITDA Thresholds applicable to the NEOs are set forth in the table below:
NEO	Performance Measure(1)	Adjusted EBITDA Threshold ($ in 000s)	Adjusted EBITDA Actual ($ in 000s)
Brett T. Ponton(2)	Consolidated Adjusted EBITDA	385,000	419,000
Anthony D. DiLucente	Consolidated Adjusted EBITDA	385,000	419,000
Dion Persson	Consolidated Adjusted EBITDA	385,000	419,000
Gregory L. Rutherford	Terminix Adjusted EBITDA	309,000	343,000
Kim Scott(3)	Terminix Adjusted EBITDA	309,000	343,000
Naren K. Gursahaney(4)	Consolidated Adjusted EBITDA	385,000	419,000
Nikhil M. Varty	(Not Eligible for the 2020 AIP)	—	—

(1)
Consolidated Adjusted EBITDA, including threshold and actual performance also reflects the operating results of ServiceMaster Brands for nine months of 2020.

(2)
As part of his new hire package, Mr. Ponton’s annual bonus payment for 2020 was guaranteed at a minimum of 100 percent of his target bonus percent prorated for the time of his service during 2020, as provided for in his employment agreement.

(3)
Ms. Scott’s annual bonus payment for 2020 was guaranteed at a minimum of 100 percent of her target bonus for the year, as provided for in her offer letter.

(4)
Mr. Gursahaney’s annual bonus payment for 2020 was guaranteed at a minimum of 100 percent of his target bonus prorated for the time of service for the year, as provided for in his employment agreement.

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2021 ANNUAL PROXY STATEMENT	EXECUTIVE COMPENSATION
Performance Targets and Weightings
Performance targets are established by the Compensation Committee in the first quarter of each year and are based on expected performance in accordance with our, and where applicable, the business unit’s, approved business plan for the year. In the event we and, where applicable, the business unit, achieve the performance targets specified in the table above, payout under the AIP would be 100 percent of a specified percentage of the executive’s base salary. Performance below the target goal would result in below target payouts and performance above target goals would pay above target and be subject to the plan-based cap of 200 percent of target for financial performance and 110 percent for termite damage mitigation treatments. The components and weightings of the performance measures are reviewed and determined annually by the Compensation Committee to reflect Company strategy. The 2020 AIP provides that the bonus payout for Messrs. Ponton, DiLucente, Persson and Gursahaney is weighted 75 percent on the payout for the consolidated organization and 25 percent on the achievement of termite damage claim mitigation goals. Payouts for Messrs. Ponton and Gursahaney were guaranteed at a minimum of 100 percent of their respective target bonuses per their offers.
The payout for Mr. Rutherford is based on the performance weightings in the table below, including the Terminix Commercial business. Terminix Commercial revenue and customer retention metrics were negatively impacted by the COVID-19 pandemic in 2020, and this business unit absorbed the effects of the government mandated shut down of non-essential businesses—which caused greater disruption with our commercial customers than residential customers. Terminix Commercial proactively implemented cost control measures to protect profitability and profitability margins during the pandemic, which assisted Terminix in achieving 104 percent on the Adjusted EBITDA performance metric. We went through a fulsome process to quantify the impacts of the pandemic on the Terminix Commercial business, both positive and negative, and concluded adjustments related to the impacts would have brought the performance achievement above 100 percent; however, although the identified adjustments would have resulted in a payout above target, the Compensation Committee only exercised discretion to adjust Mr. Rutherford’s bonus up to 100 percent of target. The payout for Ms. Scott was guaranteed at a minimum of 100% of her target bonus opportunity with any higher achievement level based on the performance weightings in the table below, including for the Terminix Residential business. The Compensation Committee also considers an evaluation of the individual performance for each executive officer and may adjust the formulaic bonus calculation based on its evaluation for 2020.
The tables below provide information regarding the 2020 AIP for our participating NEOs, including the performance goals, the weight assigned to each performance goal and the payout as a percentage of the target bonus if the threshold or target performance goal is met. The performance goals and relative weightings reflect the Compensation Committee’s objective of ensuring that a substantial amount of each NEO’s total compensation is tied to applicable overall consolidated and business unit performance.
TERMINIX   33

EXECUTIVE COMPENSATION	2021 ANNUAL PROXY STATEMENT
2020 AIP Weighting, Threshold and Target Performance Goals
NEO	Target Bonus as a % of Salary	Organizational Weighting	Performance Weighting	Threshold(1)	Target(1)	% of Target Performance for Threshold Payout	% Payout with Threshold Performance
Brett T. Ponton Anthony D. DiLucente Dion Persson Naren K. Gursahaney	100% 70% 60% 100%		40% Consolidated Revenue(2)	2,020,000	2,223,000	91%	50%
		75% Corporate	40% Consolidated Adjusted EBITDA(2)	385,000	411,000	94%	50%
			20% Revenue-weighted Customer Retention	92 bps	102 bps	90%	50%
		25% Termite Damage Claims	60% Termite Damage Treatments	7,500	15,000	50%	50%
			40% Termite Damage Cost of Treatment	11,000	10,000	91%	50%
Gregory L. Rutherford	65%	37.5% Terminix Commercial	40% Terminix Commercial Revenue	475,000	528,000	90%	50%
			40% Terminix Adjusted EBITDA	309,000	331,000	93%	50%
			20% Terminix Commercial Customer Retention	102 bps	114 bps	89%	50%
		37.5% Corporate	(As detailed for the other NEOs in this table above)
		25% Termite Damage Claims	60% Termite Damage Treatments	7,500	15,000	50%	50%
			40% Termite Damage Cost of Treatment	11,000	10,000	91%	50%
			40% Terminix Residential Revenue	1,332,000	1,409,000	95%	50%
Kim Scott	65%	37.5% Terminix Residential	40% Terminix Adjusted EBITDA	309,000	331,000	93%	50%
			20% Terminix Residential Customer Retention	88 bps	98 bps	90%	50%
		37.5% Corporate	(As detailed for the other NEOs in this table above)
		25% Termite Damage Claims	60% Termite Damage Treatments	7,500	15,000	50%	50%
			40% Termite Damage Cost of Treatment	11,000	10,000	91%	50%
Nikhil M. Varty(3)	N/A	—	—	—	—	—	—
(1)
Amounts in 000s, except for customer retention and termite damage mitigation treatments.

(2)
Includes results of Terminix, our European pest management subsidiaries and nine months of ServiceMaster Brands.

(3)
Mr. Varty was not eligible to participate in the 2020 AIP as he resigned from the Company on February 29, 2020.

The “% of Target Performance for Threshold Payout” is equal to threshold performance (which is generally equal to the prior year’s actual performance) divided by the current year’s target goal. The payout levels for performance between threshold and target are generally based on a 6:1 ratio—for every one percent of achievement above threshold performance levels, the plan pays out six additional percentage points of the targeted payout. The payout levels for performance above target to maximum are generally based on a 10:1 ratio—for every one percent of achievement above threshold performance levels, the plan pays out ten additional percentage points of the targeted payout. We believe the 10:1 ratio to be an effective motivator to provide significant rewards for exceptional performance. The 2020 AIP target payout opportunity for each participating NEO was based on our review of Peer Group and survey data and the importance of the NEO’s position relative to our overall financial success. As noted above, business unit presidents’ bonus payout is weighted 37.5 percent on consolidated performance, 37.5 percent on the presidents’ respective business unit performance and 25% on termite damage claims mitigation goals.
34TERMINIX

2021 ANNUAL PROXY STATEMENT	EXECUTIVE COMPENSATION
2020 AIP Performance
NEO	% of Terminix Target Adjusted EBITDA Attained	% of Terminix Target Revenue Attained	% of Terminix Customer Retention Attained	% of Termite Damage Treatments Attained	% of Termite Avg Cost of Treatments Attained	Business Unit	% of Business Unit Target Adjusted EBITDA Attained	% of Business Unit Target Revenue Attained	% of Business Unit Target Customer Retention Attained	% of Target Bonus Earned(1)
Brett T. Ponton	104%	97%	152%	110%	110%	Consolidated	N/A	N/A	N/A	112%
Anthony D. DiLucente	104%	97%	152%	110%	110%	Consolidated	N/A	N/A	N/A	112%
Dion Persson	104%	97%	152%	110%	110%	Consolidated	N/A	N/A	N/A	112%
Gregory L. Rutherford	N/A	N/A	N/A	110%	110%	Terminix Commercial	104%	92%	0%	79%
Kim Scott	N/A	N/A	N/A	110%	110%	Terminix Residential	104%	99%	205%	131%
Naren K. Gursahaney	104%	97%	152%	110%	110%	Consolidated	N/A	N/A	N/A	112%
Nikhil M. Varty(2)	—	—	—	—	—		—	—	—	—

(1)
Bonus calculations are weighted 75 percent based on corporate performance and 25 percent on attainment of termite damage claim mitigation goals for those NEOs participating in the corporate plan. The bonus calculations for the Presidents of Terminix Commercial and Terminix Residential are weighted 37.5 percent for corporate performance, 37.5 percent for business unit performance and 25 percent on the termite damage claims mitigation goals.

(2)
Mr. Varty was not eligible to participate in the 2020 AIP as he resigned from the Company on February 29, 2020.

2020 AIP Payments
NEO	% of Salary Paid at Target Performance	Year-End Base Salary ($)	Target Award Opportunity ($)	Actual % of Target Awarded	Total Bonus Earned ($)
Brett T. Ponton(1)	100%	975,000	285,822	112%	318,691
Anthony D. DiLucente(2)	70%	535,000	365,313	112%	407,323
Dion Persson(2)	60%	450,000	270,000	112%	301,050
Gregory L. Rutherford(3)	65%	460,000	299,000	100%	299,191
Kim Scott(4)	65%	525,000	341,250	119%	404,808
Naren K. Gursahaney(5)	100%	750,000	649,315	112%	723,986
Nikhil M. Varty(6)	—	—	—	—	—

(1)
Mr. Ponton’s AIP payment was guaranteed at a minimum of 100 percent of his target, prorated from his hire date of September 15, 2020 through the end of the year. Since the Company’s performance exceeded target performance, his payment was approved at 112% of target payout.

(2)
Messrs. DiLucente’s and Persson’s AIP payment exceeded internal financial performance goals, with resulting payouts at 112 percent of target payout.

(3)
Mr. Rutherford’s AIP payment for 2020 performance was at his target bonus percent of 65 percent of base salary, even though Terminix Commercial achieved less than target for 2020. The Compensation Committee adjusted his payment to 100 percent of his target level due to the negative impact the COVID-19 pandemic had on the commercial business.

(4)
Ms. Scott’s AIP payment was guaranteed at a minimum of 100 percent of her target per her offer letter. The Terminix Residential business exceeded its target performance levels for 2020 and the Compensation Committee confirmed her payment at 119 percent of her target.

(5)
Mr. Gursahaney’s AIP payment was guaranteed at a minimum of 100 percent of target prorated for his service as interim CEO from January 31, 2020 through September 14, 2020. Mr. Gursahaney’s base salary was voluntarily reduced to an annual rate of $750,000 in May 2020 to help address business challenges arising from the COVID-19 pandemic, however, his annual target incentive was based on his unreduced salary of $1,000,000. Since Terminix’s performance exceeded target, the Compensation Committee approved his payout at 112% of target.

(6)
Mr. Varty was not eligible to participate in the 2020 AIP as he resigned from the Company on February 29, 2020.

TERMINIX   35

EXECUTIVE COMPENSATION	2021 ANNUAL PROXY STATEMENT
Long-Term Equity Awards
Our long-term equity incentive plans are designed to retain key executives and to align the interests of our executives with the achievement of sustainable long-term growth and performance. For 2020, to provide a long-term incentive component to the pay mix of executive officers, the Compensation Committee approved LTI awards comprised of PSUs, stock options and RSUs.
The Compensation Committee periodically reviews the equity holdings of executive officers of the Company to ensure there are appropriate levels of ownership and incentive and retention value. The Compensation Committee also reviews competitive market practice regarding the awarding of LTI awards and, following its 2020 assessment of our executives’ stock holdings and future long-term incentive opportunity, the Compensation Committee approved awards for the NEOs. The 2020 equity awards are comprised of PSUs, stock options and RSUs, with grant date values equal to 50 percent for PSUs, 30 percent for stock options and 20 percent for RSUs. The specific size and value of the awards are detailed in the Summary Compensation and the Grants of Plan Based Award tables below.
PSU awards will be earned based on the Company’s attainment of certain levels of cumulative adjusted EPS and cumulative revenue, then modified up or down based on the total stockholder return (“TSR”) for the Company relative to the TSR of the companies in our Peer Group. The performance period for which the number of PSUs earned will be a three-year period from January 1, 2020 through December 31, 2022. Executive officers may earn a maximum of 200 percent of the target award with a potential 20 percent upward adjustment if the Company’s TSR is in the highest quartile of TSR relative to the Peer Group for an absolute maximum payout of 220 percent of the target number of PSUs.
Stock options awarded are nonqualified stock options with vesting generally in equal installments on the first three anniversaries of the grant date. The exercise price of the stock options is the fair market value of the Company’s common stock as defined in the Omnibus Incentive Plan. The RSU awards will generally vest in three equal installments on the first three anniversaries of the grant date.
On September 15, 2020, we granted retention RSUs with a fair value of $1 million each to Ms. Scott and Mr. Rutherford. The RSUs vest on the first anniversary of the grant date, subject to continued employment through such date, and will vest on a pro rata basis if Ms. Scott or Mr. Rutherford is terminated by the Company before such date, calculated from the grant date through the date of termination. Mr. Rutherford left the Company on March 15, 2021; his $1 million retention award equated to 24,589 RSUs and pursuant to the terms of that award, on March 15, 2021, a pro-rated number of those units vested, entitling him to 12,194 shares of Terminix common stock.
Double Trigger Vesting Upon Change In Control
The Company has adopted “double trigger” vesting acceleration in the event of a change in control of the Company, effective for all equity awards granted on or after April 23, 2018. This “double trigger” vesting acceleration provision was already included in our stock option agreements, but the Compensation Committee’s included this provision in all other stock awards. If the Compensation Committee reasonably determines prior to a change in control that teammate would receive an “Alternative Award” meeting the requirements of the Omnibus Incentive Plan; provided, however, that if within two years following a change in control, the teammate’s employment is involuntarily (other than for cause) terminated or the teammate resigns with good reason, at a time when any portion of the Alternative Award is unvested, the unvested portion of such Alternative Award shall immediately vest in full and such teammate shall be provided with either cash or marketable stock equal to the fair market value of the stock subject to the Alternative Award on the date of termination.
36TERMINIX

2021 ANNUAL PROXY STATEMENT	EXECUTIVE COMPENSATION
Omnibus Incentive Plan
Our board of directors adopted and our stockholders approved the Omnibus Incentive Plan in 2015. Our directors, officers, teammates and consultants are eligible to receive awards under the Omnibus Incentive Plan. Awards under the Omnibus Incentive Plan may be made in the form of stock options, which may be either incentive stock options or non-qualified stock options; stock purchase rights; restricted stock; RSUs; performance RSUs; performance shares; PSUs; stock appreciation rights (“SARs”); dividend equivalents; deferred share units; and other stock-based awards.
A total of 4,349,999 shares of our common stock remained available for issuance under the Omnibus Incentive Plan as of December 31, 2020. This figure represented less than four percent of the shares of our common stock that were outstanding as of December 31, 2020. The Omnibus Incentive Plan provides that (1) the maximum number of stock options, SARs or other awards based solely on the increase in the value of common stock that a participant may receive in any year is 2,000,000; (2) a participant may receive a maximum of 1,000,000 performance shares, shares of performance-based restricted stock and performance-based RSUs in any year; and (3) the maximum value of performance units granted to a participant during any year may not exceed $10,000,000.
We will continue to consider LTI awards under the Omnibus Incentive Plan on an ongoing basis to certain key teammates, including our NEOs, in order to recognize outstanding performance, assumption of additional responsibilities, enhance retention or otherwise as the Compensation Committee may determine is in our best interest.
Employee Stock Purchase Plan
The Employee Stock Purchase Plan (“ESPP”) was approved by stockholders at the 2015 annual meeting in April 2015. A total of 1,000,000 shares was authorized by stockholders for issuance under the ESPP. The Compensation Committee amended the ESPP in February 2019 to allow for more frequent purchase periods and to change the allowed 10 percent discount to a company match of 10 percent of teammate contributions. The authorized number of shares of common stock remaining in the ESPP was not changed. The expiration date of the ESPP was not changed from April 27, 2025. Our executive officers are prohibited from participating in the ESPP. As of December 31, 2020, 783,315 shares of common stock remained available for purchase under the ESPP.
Retirement Benefits
Teammates, including the NEOs, are generally eligible to participate in the Terminix Profit Sharing and Retirement Plan, as amended and restated and, as it may be further amended from time to time (the “PSRP”). The PSRP is a tax qualified 401(k) defined contribution plan under which we may make discretionary matching contributions. Historically, we have provided for a matching contribution in the PSRP where teammates receive a dollar for dollar match on the first one percent of their contributions, and then a $0.50 per dollar match on the next two percent to six percent contributed. Company matching contributions for the NEOs are set forth below in the All Other Compensation table.
We also maintain the Terminix Deferred Compensation Plan, as amended and restated, as it may be further amended from time to time (the “DCP”), which is a non-qualified deferred compensation plan designed to afford certain highly compensated teammates (including the NEOs, executive officers and certain other teammates) the opportunity to defer additional amounts of compensation on a pre-tax basis. Mr. DiLucente was the only NEO who contributed to the DCP during 2020.
Employee Benefits and Executive Perquisites
We offer a variety of health and welfare programs to all eligible teammates, including the NEOs. The NEOs are eligible for the same health and welfare benefit programs on the same basis as the rest of our teammates, including medical and dental care coverage, life insurance coverage and short and long-term disability.
We limit the use of perquisites as a method of compensation and provide executive officers with only those perquisites that we believe are reasonable and consistent with our compensation goal of enabling us to attract and retain superior executives for key positions.
Our aircraft policy requires the approval of the Chairman of the Board to approve personal use of the Company aircraft by the CEO. Any amount so reimbursed to us would be applied to reduce the executive’s taxable income arising from the personal use. If our CEO utilizes our aircraft for non-business reasons, the amount, included as All Other Compensation on the Summary Compensation Table below, is generally calculated under the income imputation rules established by the IRS for personal use of company aircraft. These rules require the cost of each flight to be estimated by applying published IRS per mile rates based on the size of the aircraft to the total miles flown. This method of calculation was affirmed by the Compensation Committee. The Company sold its aircraft in September 2020.
TERMINIX   37

EXECUTIVE COMPENSATION	2021 ANNUAL PROXY STATEMENT
Employment Arrangements
We generally provide an executive with an offer letter prior to the time he or she joins the Company. The offer letter generally describes the basic terms of the executive’s employment, including his or her start date, starting salary, AIP bonus target, special bonuses (if any), relocation benefits, severance benefits (if any), sign-on bonus (if any) and equity awards granted in connection with the commencement of his or her employment. The terms of the executive’s employment are thereafter based on sustained good performance rather than contractual terms and our policies will apply as warranted. Under certain circumstances, we recognize that special arrangements with respect to an executive’s employment may be necessary or desirable. In January 2020, we entered into an employment agreement with Mr. Gursahaney setting forth the terms of his employment as our interim CEO. Also, in January 2020, we approved a letter agreement with Mr. Varty detailing terms regarding his voluntary termination from the Company. We also entered into an agreement with Mr. DiLucente setting forth the terms of his continued service until his retirement in March 2021. In August 2020, we entered into an employment agreement with Mr. Ponton setting forth the terms of his employment as our CEO. Please see the narrative following the table in “Grants of Plan Based Awards (2018)” and the “— Potential Payments Upon Termination or Change in Control” section for a description of the agreements with our NEOs.
Post-Termination Compensation
Messrs. Persson and Rutherford and Ms. Scott are covered under our standard severance policy or practice as in effect at the time their employment is terminated. The standard severance policy and the terms of the post termination arrangements between us and the other NEOs are described in detail below under the “— Potential Payments Upon Termination or Change in Control” section.
2020 Executive Compensation Matters
CEO Resignation
Mr. Varty resigned from his position as CEO effective as of January 21, 2020. Mr. Varty and the Company entered into a letter agreement (the “Varty Letter Agreement”), effective as of January 21, 2020, setting forth the terms of Mr. Varty’s resignation and continued employment as executive advisor until February 29, 2020. The Varty Letter Agreement provides that through February 29, 2020, Mr. Varty continued to receive his salary and benefits and was eligible for continued vesting of his outstanding equity awards. Mr. Varty was not eligible to earn a bonus under the Company’s 2020 AIP.
Interim CEO Employment Agreement
On January 31, 2020, in connection with Mr. Gursahaney’s assumption of the role of interim CEO, the board of directors approved, and the Company entered into, an employment agreement with Mr. Gursahaney, dated January 31, 2020 (the “Gursahaney Employment Agreement”). The Gursahaney Employment Agreement provided Mr. Gursahaney with the following compensation: (1) an annual base salary of $1,000,000, subject to proration for the number of days he served as interim CEO; (2) a target annual bonus opportunity under the Company’s AIP equal to 100 percent of his annual base salary (which bonus amount was, for fiscal year 2020, not less than his target annual bonus, subject to proration for the number of days he served as interim CEO); (3) a grant of 47,620 RSUs (a grant date value equal to $1,750,000) and (4) a grant of 167,625 options to purchase Company common stock that have an exercise price of $36.75 per share (a grant date value equal to $1,750,000). The RSUs and the options vested on a pro-rated basis on Mr. Gursahaney’s termination as interim CEO, on September 14, 2020, and as a result received a pro-rated amount of 104,249 options and 29,616 RSUs, of which 11,663 were surrendered to cover withholding taxes leaving him with a net of 17,953 shares of common stock. During his time serving as interim CEO Mr. Gursahaney was also entitled to corporate housing in Memphis and use of the corporate aircraft (or other private aircraft) for commuting purposes.
CEO Employment Agreement
On September 15, 2020, the Company entered into an employment agreement with Mr. Ponton, dated August 4, 2020 (the “Ponton Employment Agreement”). The Ponton Employment Agreement provides Mr. Ponton with the following compensation: (1) an annual base salary of $975,000; (2) a target annual bonus opportunity under the Company’s AIP equal to 100 percent of his annual base salary (which bonus amount will, for fiscal year 2020, be no less than his target annual bonus, subject to proration for the number of days he serves as CEO); (3) a make-whole bonus of $520,000 to compensate Mr. Ponton for the loss of his annual bonus at his previous company; (4) a grant of 5,194 RSUs (a grant date value equal to $211,240); (5) a grant of 22,142 options to purchase Company common stock that have an exercise price of $40.67 per share (a grant date value equal to $316,852) and (6) a grant of 12,985 PSUs (a grant date value equal to $528,100) that are earned based on the Company’s performance during the period 2020-2022. The RSUs and the options shall vest vest in equal installments on the first three anniversaries of the grant date. The 2020 equity awards for Mr. Ponton were based on a pro-rated equity grant on his start date equal to approximately 33 percent of his annual equity award value in the same form and subject to the same vesting criteria applicable to the 2020 equity grants made to other senior executives (i.e., 50 percent PSUs, 30 percent stock options and 20 percent RSUs), valued at approximately $1,056,192. Mr. Ponton received a grant of equity awards of approximately $3.2 million in March 2021.
38TERMINIX

2021 ANNUAL PROXY STATEMENT	Compensation Committee Report
Other NEO Compensation Matters
In order to retain the services of Mr. DiLucente while the Company sought a new CEO, the Company entered into a retention agreement with Mr. DiLucente to ensure the Company had the benefit of his continued service and leadership. Mr. DiLucente held the title of Chief Financial Officer of the Company until March 4, 2021, at which time Mr. Riesbeck was appointed as the new Chief Financial Officer. The retention agreement provided that Mr. DiLucente continued to receive his current base salary and incentive compensation through March 31, 2021, and a payment of (1) one year’s base salary and (2) his target annual bonus under the Company’s 2021 incentive plan upon his retirement.
In January 2020, the Company decided to explore strategic alternatives for its ServiceMaster Brands reporting segment, including a potential sale of the segment. The Company determined that the continued leadership of Dion Persson, Senior Vice President, Business Development, was important with respect to any potential transaction related to ServiceMaster Brands. In order to retain his services, on January 28, 2020, the Compensation Committee approved a retention agreement for Mr. Persson that provided he would receive a cash retention award of $225,000, and subsequently increased the payment to $450,000. The increase in payment was due, in part, to Mr. Persson’s leadership in securing a successful sale of the ServiceMaster Brands business in spite of the challenges presented by the COVID-19 pandemic. Payment of the retention award was made to Mr. Persson on October 1, 2020 when the sale was consummated.
2021 Long-Term Incentive Awards
In the first quarter of 2021, the Compensation Committee approved the grant of the equity awards set forth in the table below to the NEOs listed below (weighted 50 percent PSUs, 30 percent stock options and 20 percent RSUs). The PSUs have a performance period of three years, 2021 through 2023, based on the achievement of cumulative adjusted earnings per share and cumulative revenue goals, with a modifier based on TSR relative to companies in our Peer Group. Any payout earned under the PSU award will be settled in the first quarter of 2024. The stock options are scheduled to vest and become exercisable in equal installments on the first three anniversaries of the grant date, subject to the NEO’s continued employment with the Company. The RSUs will vest in equal installments on the first three anniversaries of the grant date. Messrs. DiLucente and Rutherford did not receive any awards as they left the Company in March 2021.
Named Executive Officer	Number of PSUs	Number of Stock Options	Number of RSUs
Brett T. Ponton	34,473	59,901	13,790
Dion Persson	6,120	10,634	2,448
Kim Scott	10,880	18,904	4,352
Compensation Committee Report
The Company’s Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with management and, based on such review and discussions, has recommended to the board of directors that the Compensation Discussion and Analysis should be included in this Proxy Statement.
Deborah H. Caplan (Chair)
Laurie Ann Goldman
Steven B. Hochhauser
This Compensation Committee Report is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
TERMINIX   39

Executive Compensation Tables
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Brett T. Ponton Chief Executive Officer	2020	288,068	805,822(4)	739,340	316,852	32,870	55,862	2,238,814
Anthony D. DiLucente Former Senior Vice President and Chief Financial Officer	2020	521,875		700,101	300,013	407,323	10,148	1,939,460
	2019	517,500		633,553	271,500	220,800	16,408	1,659,761
	2018	513,125		450,018	450,016	419,123	20,574	1,852,856
Dion Persson Senior Vice President and Interim General Counsel	2020	450,000	450,000(5)	420,061	180,014	301,050	10,148	1,811,273
	2019	450,000		420,060	180,008	143,100	9,973	1,203,141
	2018	408,333		850,032	450,016	300,375	52,207	2,060,963
Gregory L. Rutherford Former President, Terminix Commercial	2020	460,000	150,000(6)	1,515,260	220,801	299,191	10,148	2,655,400
	2019	292,727	449,000(7)	600,038		—	6,248	1,348,013
Kim Scott Chief Operating Officer	2020	525,000	341,250(8)	1,551,319	236,255	63,558	10,017	2,727,399
Naren K. Gursahaney Former Interim Chief Executive Officer	2020	559,659		1,750,035	1,750,005	723,986	456,991	5,240,676
Nikhil M. Varty Former Chief Executive Officer	2020	166,667	—	—	—	—	6,442	173,109
	2019	1,000,000		2,800,077	1,200,004	265,000	2,637	5,267,718
	2018	1,000,000		1,750,038	1,750,002	890,000	136,769	5,526,809

(1)
The amounts in these columns reflect the aggregate grant date fair value of the PSUs, RSUs and stock options awarded. For Mr. Gursahaney, the amounts reflect the grant date value of RSUs and stock options, even though only a pro-rated amount vested as of September 14, 2020. The assumptions used in the valuation of the PSUs, RSUs and stock option awards are disclosed in the Stock-Based Compensation footnote to the audited financial statements included in Item 8 of the 2020 Form 10-K.

(2)
Annual bonuses for 2020 were based on Adjusted EBITDA, revenue, customer retention, termite damage claims mitigation goals and other individual performance criteria approved by the Compensation Committee.

(3)
Amounts in this column for 2020 are detailed in the All Other Compensation (2020) table below.

(4)
Mr. Ponton received a cash sign-on bonus of $520,000 paid in 2020 as part of his offer of employment and received a guaranteed annual bonus payment at a minimum of 100% of his target bonus opportunity. The amount of his bonus above the 100% guarantee due to performance exceeding plan goals is listed in the Non-Equity Incentive Plan Compensation column.

(5)
Mr. Persson received a cash award paid in 2020 related to the sale of the ServiceMaster Brands business.

(6)
Mr. Rutherford was paid the second installment of his sign-on bonus in the amount of $150,000 during 2020.

(7)
Mr. Rutherford’s annual bonus was guaranteed at his target payout level for the full 2019 performance year.

(8)
Ms. Scott received a guaranteed annual bonus payment at a minimum of 100% of her target bonus opportunity. The amount of her bonus above the 100% guarantee due to performance exceeding plan goals is listed in the Non-Equity Incentive Plan Compensation column.

40TERMINIX

2021 ANNUAL PROXY STATEMENT	Executive Compensation Tables
All Other Compensation (2020)
Named Executive Officer	Perquisites and Other Personal Benefits ($)	Relocation Expenses ($)	Company Paid Life Insurance Premiums ($)	Company Contributions to PSRP ($)(1)	Tax Payment(s) ($)(2)	Total ($)
Brett T. Ponton	—	32,992	43	1,422	21,405	55,862
Anthony D. DiLucente	—	—	173	9,975	—	10,148
Dion Persson	—	—	173	9,975	—	10,148
Gregory L. Rutherford	—	—	173	9,975	—	10,148
Kim Scott	—	—	173	9,844	—	10,017
Naren K. Gursahaney	300,099(3)(4)(5)	—	101	1,458	155,333	456,991
Nikhil M. Varty	6,413(6)	—	29	—	—	6,442

(1)
The PSRP is our tax-qualified retirement savings plan.

(2)
The amounts disclosed in this column reflect the tax gross-up for relocation expenses consistent with the Company’s relocation policy relating to the hire of Mr. Ponton and the tax gross-up for the non-business use of the Company aircraft or commercial airlines by Mr. Gursahaney.

(3)
Mr. Gursahaney’s amount includes $276,048 for the use of the Company and commercial aircraft for commuting from his home in Florida to Memphis during the period he was serving as interim CEO.

(4)
Mr. Gursahaney’s amount includes the payment of his accrued, unused vacation in the amount of $24,051 upon his leaving his position of interim CEO.

(5)
The incremental cost of the use of the Company aircraft included in the table above is calculated based on the variable operating costs to Terminix, including fuel costs, mileage, trip related maintenance, universal weather monitoring costs, on board catering, lamp/ramp fees and other miscellaneous variable costs based on occupied seat hours. Fixed costs, which do not change based on usage, such as pilot salaries, depreciation and the cost of maintenance not related to trips are excluded. The compensation for personal use of the Company aircraft calculated based on the variable operating costs incurred is typically greater than the amount calculated under the income imputation rules established by the IRS for personal use of company aircraft. The aggregate cost of the use of charter aircraft is measured on the basis of the actual cost to the Company. The Company sold the corporate aircraft in September 2020.

(6)
This amount represents the accrued, unused vacation payable to Mr. Varty upon his resignation from the Company.

TERMINIX   41

Executive Compensation Tables	2021 ANNUAL PROXY STATEMENT
Grants of Plan Based Awards (2020)
The amounts listed in the table below in the column entitled Estimated Future Payouts Under Non-Equity Incentive Plan Awards represent the potential 2020 earnings under the AIP, which is a non-equity incentive plan. The threshold amount is the minimum earned amount if threshold performance is attained for all performance measures. The plan provides for a maximum payout equal to 300 percent of the executive’s target award, 200 percent maximum funding plus up to 150 percent individual modifier as determined by the Compensation Committee. Additional information is discussed in “Compensation Discussion and Analysis—Annual Incentive Plan” above. Additional detail is provided in “Compensation Discussion and Analysis—Long-Term Equity Awards” above.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(5)
Named Executive Officer	Grant Date	Threshold ($)	Target ($)	Maximum ($)(1)	Threshold (#)	Target (#)(2)	Maximum (#)
Brett T. Ponton	N/A	142,911	285,822	571,644
	9/15/2020				6,493	12,985	25,970				528,100
	9/15/2020							5,194			211,240
	9/15/2020								22,142	40.67	316,852
Anthony D. DiLucente	N/A	182,657	365,313	730,626
	3/4/2020				6,879	13,757	27,514				500,067
	3/4/2020							5,503			200,034
	3/4/2020								26,539	36.35	300,013
Dion Persson	N/A	135,000	270,000	540,000
	3/4/2020				4,127	8,254	16,508				300,033
	3/4/2020							3,302			120,028
	3/4/2020								15,924	36.35	180,014
Gregory L. Rutherford	N/A	149,500	299,000	598,000
	3/4/2020				5,062	10,124	20,248				368,007
	3/4/2020							4,050			147,218
	3/4/2020								19,532	36.35	220,801
	9/15/2020							24,589			1,000,035
Kim Scott	N/A	170,625	341,250	682,500
	3/4/2020				5,417	10,833	21,666				393,780
	3/4/2020							4,333			157,505
	3/4/2020								20,899	36.35	236,255
	9/15/2020							24,589			1,000,035
Naren K. Gursahaney	N/A	324,658	649,315	1,298,630
	1/31/2020							47,620			1,750,035
	1/31/2020								167,625	36.75	1,750,000
Nikhil M. Varty	N/A

(1)
Represents the calculation of the annual bonus under the 2020 AIP at 200 percent of target.

(2)
Represents PSUs, which are earned based on performance and vest following the three-year performance period (2020—2022). Maximum payout under the performance share units is 220 percent.

(3)
Represents RSUs granted March 4, 2020 that will vest in equal installments on the first three anniversaries of the grant date, assuming continued service, except the award to Mr. Gursahaney that vested in a prorated amount upon his termination as interim CEO of 29,616 RSUs, with 11,663 shares surrendered to cover withholding taxes, leaving Mr. Gursahaney with a net amount of 17,953 shares of common stock.

(4)
Represents nonqualified stock options that will vest in equal installments on the first three anniversaries of the grant date, assuming continued service, except the award to Mr. Gursahaney that vested in a prorated amount upon his termination as interim CEO of 104,249 options.

(5)
The amounts in this column reflect the aggregate grant date fair value of PSUs, options and RSUs detailed in the prior columns. The assumptions used in the valuation of PSUs, stock options and RSU awards are disclosed in the Stock-Based Compensation footnote to the audited financial statements included in Item 8 of the 2020 Form 10-K.

42TERMINIX

2021 ANNUAL PROXY STATEMENT	Executive Compensation Tables
Equity Awards
As noted in the Compensation Discussion and Analysis, on March 4, 2020, the Compensation Committee approved the grant of the equity awards set forth in the table below to our NEOs. The PSUs will be earned over the three-year performance period (2020-2022). Stock options are scheduled to vest and become exercisable in equal annual installments on the first three anniversaries of the grant date, subject to the NEO’s continued employment with the Company. The stock options awarded on March 4, 2020 have an exercise price of $36.35 per share. The Compensation Committee also approved RSUs that vest in equal annual installments on the first three anniversaries of the grant date, subject to the NEO’s continue employment with the Company. The Compensation Committee approved RSUs and stock options on January 31, 2020 for Mr. Gursahaney as part of his employment agreement. The Compensation Committee approved PSUs, RSUs and stock options on September 15, 2020 to Mr. Ponton as part of his employment agreement. RSU awards were approved by the Compensation Committee for Mr. Rutherford and Ms. Scott on September 15, 2020 to retain their services during a period of transition for the Company. These awards will vest on the first anniversary of the grant date, assuming continued employment.
Named Executive Officer	Number of PSUs	Number of Stock Options	Number of RSUs
Brett T. Ponton	12,985	22,142	5,194
Anthony D. DiLucente	13,757	26,539	5,503
Dion Persson	8,254	15,924	3,302
Gregory L. Rutherford	10,124	19,532	28,639
Kim Scott	10,833	20,899	28,922
Naren K. Gursahaney	—	167,625	47,620
Nikhil M. Varty	—	—	—
All PSUs, stock options and RSUs currently held by the NEOs are shown in the “Outstanding Equity Awards at Fiscal Year End (2020)” table below.
The Omnibus Incentive Plan and an employee stock option agreement govern each option award and provide, among other things, that the options vest in equal installments on the first four anniversaries of the grant dates for options granted prior to 2019 and generally vest in equal installments on the first three anniversaries of the grant dates for options granted in 2019 and later, subject to continued employment through each applicable vesting date. The Omnibus Incentive Plan and an RSU award agreement govern each RSU award and provide, among other things, that the RSUs generally vest in equal installments on the first three anniversaries of the grant dates, subject to continued employment through each applicable vesting date. Holders of RSUs have no rights as stockholders, including voting rights. Holders of RSUs are, however, entitled to dividend equivalents if a dividend is declared on our common stock. See “Potential Payments Upon Termination or Change in Control” below for information regarding the cancellation or acceleration of vesting of stock options and RSUs upon certain terminations of employment or a change in control.
TERMINIX   43

Executive Compensation Tables	2021 ANNUAL PROXY STATEMENT
Outstanding Equity Awards at Fiscal Year End (2020)
		Option Awards				Stock Awards		Performance Stock Awards
Named Executive Officer	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock That Have Not Vested (#)(2)	Market Value of Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Yet Vested (#)(4)	Equity Incentive Plan Awards: Market Value of Unearned Units That Have Not Yet Vested (#)(3)(4)
Brett T. Ponton	9/15/2020	—	22,142	40.67	9/15/2028	5,194	264,946	6,493	331,208
Anthony D. DiLucente	2/20/2017	—	11,208	26.01	2/20/2027	—	—	—	—
	2/18/2018	—	18,704	37.07	2/18/2028	4,047	206,437	—	—
	2/18/2019	—	15,197	40.04	2/18/2027	3,014	153,744	5,651	288,258
	3/4/2020	—	26,539	36.35	3/4/2028	5,503	280,708	6,879	350,898
Dion Persson	2/18/2018	18,679	18,680	37.07	2/18/2028			—	—
	10/22/2018					3,015	153,795	—	—
	2/18/2019	5,038	10,076	40.04	2/18/2027	1,998	101,918	3,747	191,134
	3/4/2020	—	15,924	36.35	3/4/2028	3,302	168,435	4,127	210,518
Gregory L. Rutherford	5/13/2019	—	—			11,201	571,363	—	—
	3/4/2020	—	19,532	36.35	3/4/2028	4,050	206,591	5,062	258,213
	9/15/2020	—	—			24,589	1,254,285	—	—
Kim Scott	12/4/2019	—	—			10,256	523,159	—	—
	3/4/2020	—	20,899	36.35	3/4/2028	4,333	221,026	5,417	276,321
	9/15/2020					24,589	1,254,285	—	—
Naren K. Gursahaney(5)	1/31/2020	104,249	—	36.75	1/31/2028	—	—	—	—
Nikhil M. Varty(6)	N/A	—	—	—	—	—	—	—	—

(1)
Represents options to purchase shares of common stock granted under the Omnibus Incentive Plan. Options become exercisable on the basis of passage of time and continued employment over a four-year period for options granted prior to 2019 and generally vest in equal installments on the first three anniversaries of the grant dates for options granted in 2019 and later, subject to continued employment through each applicable vesting date.

(2)
Represents RSUs to be settled in common stock granted under the Omnibus Incentive Plan.

(3)
Represents the fair market value as of December 31, 2020 of $51.01 per share.

(4)
Represents the number and market value of PSUs at the threshold payout level. PSUs are earned based on the level of achievement of a cumulative revenue and a cumulative adjusted EPS target for performance years 2019-2021 and will vest at the end of 2021 for the grant on February 18, 2019. PSUs granted on March 4, 2020 will be earned based on the level of achievement of a cumulative revenue and a cumulative adjusted EPS target for performance years 2020-2022 and will vest at the end of 2022. Maximum payout under the performance share units is 200 percent of the target award.

(5)
Unvested stock options and RSUs were canceled upon Mr. Gursahaney’s resignation as interim CEO on September 14, 2020.

(6)
Unvested stock options, RSUs and PSUs were canceled upon Mr. Varty’s departure from the Company on February 29, 2020.

44TERMINIX

2021 ANNUAL PROXY STATEMENT	Executive Compensation Tables
Option Exercises and Stock Vested (2020)
	Option Awards		Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Brett T. Ponton	—	—	—	—
Anthony D. DiLucente	54,964	985,773	8,832	331,236
Dion Persson	—	—	6,755	282,493
Gregory L. Rutherford	—	—	—	—
Kim Scott	—	—	5,129	255,065
Naren K. Gursahaney	—	—	29,616	1,184,344
Nikhil M. Varty	74,024	522,713	22,400	843,584

(1)
Reflects the vesting of RSUs in 2020, for Messrs. DiLucente, Persson, Gursahaney and Varty and Ms. Scott. These NEOs elected to surrender a portion of the shares that settled upon vesting of the RSUs to satisfy tax withholding obligations, resulting in net shares of 6,474; 5,579; 17,953; 13,327; and 2,857, respectively.

(2)
The figures in this column represent the number of RSUs vesting multiplied by the fair market value of Company stock on the date of vesting.

Nonqualified Deferred Compensation Plans
The table below sets forth information regarding each NEO’s deferred compensation. Mr. DiLucente participated in the DCP during 2020. Details are listed on the following table.
Nonqualified Deferred Compensation (2020)
Named Executive Officer	Executive Contributions in Last FY ($)(1)	Company Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Brett T. Ponton	—	—	—	—	—
Anthony D. DiLucente	165,600	—	148,678	—	1,285,107
Dion Persson	—	—	—	—	—
Gregory L. Rutherford	—	—	—	—	—
Kim Scott	—	—	—	—	—
Naren K. Gursahaney	—	—	—	—	—
Nikhil M. Varty	—	—	—	—	—

(1)
Amounts shown in this column for Mr. DiLucente are included in the Summary Compensation Table as 2020 Salary and Non-Equity Incentive Plan Compensation.

(2)
Matching contributions to the DCP were not made in 2020.

(3)
The amounts in this column do not represent above-market or preferential earnings and therefore are not included in the Summary Compensation Table.

Deferred Compensation Programs
The DCP is a nonqualified deferred compensation plan designed to afford certain highly compensated teammates the opportunity to defer up to 75 percent of their compensation on a pre-tax basis. Deferred amounts are credited with earnings or losses based on the rate of return of mutual funds selected by the participants in the DCP. The Company, in its sole discretion, may make matching contributions, based on the amounts that are deferred by teammates pursuant to the DCP, but did not choose to make matching contributions for 2020. Distributions are paid at the time elected by the participant in accordance with the DCP.
The DCP is not currently funded by the Company, and participants have an unsecured contractual commitment from the Company to pay the amounts due under the DCP. All plan assets are held in trust and are considered general assets of the Company. When such payments are due, the cash will be distributed from the DCP’s trust.
TERMINIX   45

Executive Compensation Tables	2021 ANNUAL PROXY STATEMENT
Potential Payments Upon Termination or Change in Control
Severance Benefits for NEOs
Unless modified by separate agreement, and except as described below, upon a termination of employment for any reason, we have no obligation to pay any prospective amounts or provide any benefits to our NEOs. Our obligations will consist of those obligations accrued at the date of termination, including payment of earned salary, vacation, reimbursement of expenses and obligations that may otherwise be payable in the event of death or disability.
For the purpose of the following discussion, “cause” means a material breach by the executive of the duties and responsibilities of the executive (other than as a result of incapacity due to physical or mental illness) that is demonstrably willful and deliberate on the executive’s part, committed in bad faith or without reasonable belief that such breach is in our best interests and not remedied in a reasonable period of time after receipt of written notice from us specifying such breach; or the commission by the executive of a felony or misdemeanor involving any act of fraud, embezzlement or dishonesty or any other intentional misconduct by the executive that materially and adversely affects our business affairs or reputation. The NEOs’ agreements described below also include in the definition of “cause”: any failure by the executive to cooperate with any investigation or inquiry into the executive’s business practices, whether internal or external, including, but not limited to, the executive’s refusal to be deposed or to provide testimony at any trial or inquiry.
Upon each executive’s death or disability, we will pay to the executive (or his or her executors or legal representatives, to the extent applicable) the annual bonus earned for the fiscal year immediately preceding the date of termination to the extent not previously paid; plus if the date of termination is after June 30 of a fiscal year, a prorated bonus through his date of termination (determined based on the target bonus, in the event of retirement or death, or actual accomplishment, in the event of disability).
Mr. Ponton
Mr. Ponton’s employment agreement provided that if we terminated Mr. Ponton’s employment without cause, or Mr. Ponton terminated his employment for good reason, he would have received: (1) continued payment of his monthly base salary for 24 months following the date of termination; (2) the annual bonus earned for the fiscal year immediately preceding the date of termination to the extent not previously paid and (3) a prorated bonus for the year in which his termination occurs through his date of termination. Payments of Mr. Ponton’s severance benefits were subject to Mr. Ponton signing a general release of claims. Mr. Ponton is also subject to covenants not to compete or solicit for two years following termination and an indefinite covenant not to disclose confidential information. Upon Mr. Ponton’s retirement, death or disability, we would have been obligated to pay to Mr. Ponton (or his executors or legal representatives, to the extent applicable) the annual bonus earned for the fiscal year immediately preceding the date of termination to the extent not previously paid, plus a prorated bonus through his date of termination. The treatment of equity awards granted to Mr. Ponton is described below under the “Omnibus Incentive Plan” section.
Mr. Varty
Mr. Varty resigned from his position as CEO of the Company effective January 21, 2020. Since his departure was voluntary, he did not receive any severance benefits. All unvested PSUs, RSUs and stock options were canceled upon his departure from the Company on February 29, 2020.
Mr. DiLucente
The agreement executed between Terminix and Mr. DiLucente on February 26, 2020 provides for severance benefits equal to (1) 12 months of annual salary; (2) the amount of the annual incentive payment for fiscal year 2020 and (3) an amount equal to 100% of his target bonus under the 2021 AIP. These payments will be paid in 12 equal monthly installments, other than the annual bonus for 2020 which was paid in a lump sum in March 2021.
Severance Arrangements with Other NEOs
We have not historically offered severance agreements or change in control agreements to newly hired executive officers. Mr. Persson and Ms. Scott are covered under our standard severance practices and guidelines. As officers who report directly to our CEO, they are eligible to receive severance if terminated without cause (as defined in “Potential Payments Upon Termination or Change in Control—Severance Benefits for NEOs”). Under our practice for executive officers as in effect as of December 31, 2020, in the event of such termination, an amount equal to one times base salary plus target bonus for the year of termination is paid out generally in monthly installments over a period of 12 months, and, if termination occurs after June 30 of a year, a prorated portion of the bonus earned under the AIP would be payable to the terminated executive at the same time as annual bonuses are paid to other executives for the applicable year, subject to execution of a general release and observing covenants not to compete, solicit, nor disclose confidential information.
46TERMINIX

2021 ANNUAL PROXY STATEMENT	Executive Compensation Tables
Mr. Rutherford separated from the Company on March 15, 2021 and received severance payments equal to (1) 12 months of annual salary; and (2) an amount equal to 100% of his target bonus under the 2021 AIP. These payments will be paid in 12 equal monthly installments.
The Compensation Committee adopted severance guidelines in July 2018 that provide for enhanced severance payments to executive officers in the event of a change in control and subsequent termination from the acquiring company within 24 months of the change in control, a “double trigger provision.” The guidelines provide for the payment of two times annual salary and target bonus upon the termination following a change in control.
Omnibus Incentive Plan
If an executive’s employment is terminated by us for “cause” (as defined in the Omnibus Incentive Plan) all options (vested and unvested), unvested RSUs, unvested restricted stock and unvested performance RSUs are immediately cancelled.
If an executive’s employment is terminated by us without “cause” or if the executive voluntarily terminates his employment for any reason, all unvested options, RSUs and PSUs immediately terminate. Upon such a termination, the executive may exercise vested options before the first to occur of (1) the three month anniversary of the executive’s termination of employment, (2) the expiration of the options’ normal term, after which date such options are cancelled or (3) the cancellation of the options in the event of a change in control in exchange for a cash payment.
If an executive’s employment terminates by reason of death or disability, all unvested options will vest, and all options will remain exercisable until the first to occur of (1) the one year anniversary of the executive’s date of termination, (2) the expiration of the options’ normal term, after which date such options are cancelled or (3) the cancellation of the options in the event of a change in control in exchange for a cash payment. RSUs will vest as to the number of RSUs that would have vested on the next anniversary of the grant date (assuming the executive’s employment had continued through such anniversary) multiplied by a fraction, the numerator of which is the number of days elapsed since (x) the grant date, if the termination due to death or disability occurs on or prior to the first anniversary of the grant date, or (y) the most recent prior anniversary of the grant date, if the termination due to death or disability occurs after the first anniversary of the grant date, and the denominator of which was 366 for 2020.
The stock option agreements provide that all then outstanding options (whether vested or unvested) will be cancelled in exchange for a cash payment if we experience a “change in control” (as defined in the Omnibus Incentive Plan), unless the board of directors reasonably determines in good faith that options with substantially equivalent or better terms are substituted for the existing options. Upon a change in control, all RSUs will vest. For stock option and RSU awards granted April 23, 2018 and later, no cancellation, acceleration of vesting or other payment shall occur with respect to any RSU in connection with a change in control occurring prior to the third anniversary of the grant date, if the administrator reasonably determines prior to the change in control that the executive shall receive an “alternative award” meeting the requirements of the plan; provided, however, that if within two years following a change in control, the executive’s employment is involuntarily terminated (other than for cause) or the executive resigns with good reason, at a time when any portion of the alternative award is unvested, the unvested portion of such alternative award shall immediately vest in full and such executive shall be provided with either cash or marketable stock equal to the fair market value of the stock subject to the alternative award on the date of termination. Notwithstanding the plan terms, certain legacy RSU grant agreements provide for accelerated vesting on a change in control occurring prior to vesting.
Mr. Varty resigned from his position as CEO of the Company effective January 21, 2020. Since his departure was voluntary, all unvested PSUs, RSUs and stock options were canceled upon his departure from the Company on February 29, 2020.
The Compensation Committee also has the discretion to accelerate the vesting of options and RSUs at any time.
Payment Upon Retirement, Death, Disability, Qualifying Termination, or Change in Control as of December 31, 2020
The following table sets forth information regarding the value of payments and other benefits payable by us to each of the NEOs employed by us as of December 31, 2020 in the event of retirement, death, disability, qualifying termination (a termination which qualifies an NEO for severance payments under his employment agreement or offer letter or our general severance policy) or change in control. Except as otherwise noted below, the amounts shown assume termination or change in control effective as of December 31, 2020 and a fair market value of our common stock on December 31, 2020 of $51.01 per share.
TERMINIX   47

Executive Compensation Tables	2021 ANNUAL PROXY STATEMENT
Potential Payments Upon Retirement, Death, Disability, Qualifying Termination or Change in Control (2020)
Named Executive Officer	Event	Base Salary and Target Bonus ($)(1)	Payment of Current Year Bonus ($)	Acceleration of Vesting of Stock Options ($)(2)	Acceleration of Vesting of RSUs/ PSUs ($)(2)	Health & Welfare ($)(3)	Total Payments ($)
Brett T. Ponton	Retirement	—	318,691	—	—	—	318,691
	Death	—	288,068	228,948	91,466	—	608,482
	Disability	—	318,691	228,948	91,466	—	639,105
	Qualifying Termination	1,950,000	318,691	—	—	—	2,268,691
	Change in Control	1,950,000	318,691	228,948	927,362	—	3,425,001
Anthony D. DiLucente	Retirement	—	407,323	—	—	—	407,323
	Death	—	374,500	1,096,707	742,301	—	2,213,508
	Disability	—	407,323	1,096,707	742,301	—	2,246,331
	Qualifying Termination	909,500	407,323	—	—		1,316,823
	Change in Control	1,819,000	407,323	1,096,707	1,539,325	—	4,862,355
Dion Persson	Retirement	—	301,050	—	—	—	301,050
	Death	—	270,000	604,379	481,738	—	1,356,117
	Disability	—	301,050	604,379	481,738	—	1,387,167
	Qualifying Termination	720,000	301,050	—	—		1,021,050
	Change in Control	1,440,000	301,050	604,379	965,568	—	3,310,997
Gregory L. Rutherford	Retirement	—	299,191	—	—	—	299,191
	Death	—	299,000	286,339	637,876	—	1,223,215
	Disability	—	299,191	286,339	637,876	—	1,223,406
	Qualifying Termination	759,000	299,191	—	—	—	1,058,191
	Change in Control	1,518,000	299,191	286,339	2,290,451	—	4,393,981
Kim Scott	Retirement	—	404,808	—	—	—	404,808
	Death	—	341,250	306,379	547,207	—	1,194,836
	Disability	—	404,808	306,379	547,207	—	1,258,394
	Qualifying Termination	866,250	404,808	—	—	—	1,271,058
	Change in Control	1,732,500	404,808	306,379	2,274,791	—	4,718,478
Naren K. Gursahaney	(4)	—	—	—	—	—	0
Nikhil M. Varty	(5)	—	—	—	—	—	0

(1)
Calculations are based upon the terms previously discussed under Severance Benefits for NEOs.

(2)
As noted above in the sections entitled Omnibus Incentive Plan, upon death or disability, all or portions of unvested stock options and RSUs become vested and exercisable. For RSUs, a prorated number of units will vest based on the length of service to the date of death or disability divided by the full number of days in the performance period. Beginning with awards granted in July 2018 and going forward, the Company implemented a “double trigger” acceleration of stock options and RSUs in the event of a change in control. The values in the table were based on a value of $51.01 per share at December 31, 2020 and option exercise prices of $26.01; $28.56; $37.07; and $40.04; as applicable.

(3)
Represents the amount to be paid for continuation of benefits coverage, based on the coverage carried on December 31, 2020. No agreements include the payment of continued benefits coverage.

(4)
Mr. Gursahaney resigned as interim CEO on September 14, 2020.

(5)
Ms. Varty left the Company on February 29, 2020.

48TERMINIX

2021 ANNUAL PROXY STATEMENT	Executive Compensation Tables
CEO Pay Ratio
To determine the CEO pay ratio, we included our global population as of December 31, 2020. We used actual compensation data from the Company’s human resource systems for teammates in the United States and target compensation for teammates outside the United States. We annualized pay for teammates, including part-time teammates, who commenced work in 2020. Pay for part-time teammates who commenced work in 2020 was annualized only to the extent of the part-time hours they would have worked during 2020. We determined our median teammate based on this data. We calculated the median base salary and determined that person’s total compensation was $49,773 in 2020. Since our CEO was hired effective September 15, 2020, we annualized his salary, annual bonus plus the performance achievement level and the value of his target long-term incentive awards, while adding in his other compensation, including his relocation benefits and tax gross-up as listed in the All Other Compensation (2020) table presented above. Since we included his full annual incentive award, we did not include his make-whole bonus that was paid to offset his accrued bonus at his prior employer. Our CEO’s annualized compensation for 2020 was $5,286,737, including the grant date value of his target equity awards. As a result, the ratio of CEO pay to median teammate pay for 2020 was 106:1.
The SEC’s pay ratio disclosure rules permit the use of estimates, assumptions and adjustments, and the SEC has acknowledged that pay ratio disclosures may involve a degree of imprecision. The resulting pay ratio is calculated in a manner consistent with SEC rules and we believe it constitutes a reasonable estimate. However, as contemplated by SEC rules, we relied on methods and assumptions that we determined to be appropriate for calculating the pay ratio at Terminix. Other companies will use methods and assumptions that differ from the ones we chose but are appropriate for their circumstances. It may therefore be difficult, for this and other reasons, to compare our reported pay ratio to pay ratios reported by other companies.
Equity Compensation Plan Information
The following table contains information, as of December 31, 2020, about the amount of our common shares to be issued upon the exercise of outstanding options, RSUs and DSEs granted under the old Management Stock Incentive Plan (“MSIP”) and the Omnibus Incentive Plan.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in first column)(2)
Equity compensation plans approved by stockholders	2,220,159	36.47	5,133,314
Equity compensation plans not approved by stockholders	—	—	—
Total	2,220,159	36.47	5,133,314

(1)
The figures in this column reflect stock options, PSUs, RSUs and DSEs granted to directors, executives, officers and teammates pursuant to the MSIP and Omnibus Incentive Plan.

(2)
Includes any shares that can be issued under the Omnibus Incentive Plan and the ESPP.

TERMINIX   49

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of March 26, 2021 with respect to the ownership of our common stock by:
•
each person known to own beneficially more than five percent of our common stock;

•
each of our directors;

•
each of our NEOs; and

•
all of our current executive officers and directors as a group.

The amounts and percentages of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.
Percentage computations are based on 129,861,771 shares of our common stock outstanding as of March 26, 2021.
Except as otherwise indicated in these footnotes, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock. Addresses for the beneficial owners are set forth in the footnotes to the table.
Name of Beneficial Owner	Shares Beneficially Owned	Percent
T. Rowe Price Associates, Inc.(1)	17,944,350	13.8
Janus Henderson Group plc(2)	17,587,808	13.5
The Vanguard Group(3)	11,638,974	9.0
Eaton Vance Management(4)	10,572,078	8.1
Naren K. Gursahaney(5)(6)	138,134	1.1
Deborah H. Caplan(5)(6)	7,867	*
David J. Frear(5)(6)	809	*
Laurie Ann Goldman(5)(6)	13,863	*
Steven B. Hochhauser(5)(6)	11,843	*
Stephen J. Sedita(5)(6)	24,373	*
Mark E. Tomkins(5)(6)	21,518	*
Brett T. Ponton(5)(7)	—
Anthony D. DiLucente	26,575	*
Dion Persson(5)(7)	61,573	*
Gregory L. Rutherford	14,163	*
Kim Scott(6)(7)	10,565
Nikhil M. Varty	—
All current directors and executive officers as a group (12 persons)(7)	303,264	2.3

*
Less than one percent.

50TERMINIX

2021 ANNUAL PROXY STATEMENT	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(1)
Based on information obtained from a Schedule 13G filed with the SEC by T. Rowe Price Associates, Inc. (“Price Associates”). Price Associates does not serve as custodian of the assets of any of its clients; accordingly, in each instance only the client or the client’s custodian or trustee bank has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. The ultimate power to direct the receipt of dividends paid with respect to, and the proceeds from the sale of, such securities, is vested in the individual and institutional clients which Price Associates serves as investment adviser. Any and all discretionary authority which has been delegated to Price Associates may be revoked in whole or in part at any time.

Except as may be indicated if this is a joint filing with one of the registered investment companies sponsored by Price Associates which it also serves as investment adviser (“T. Rowe Price Funds”), not more than five percent of the class of such securities is owned by any one client subject to the investment advice of Price Associates. With respect to securities owned by any one of the T. Rowe Price Funds, only the custodian for each of such Funds, has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. No other person is known to have such right, except that the shareholders of each such Fund participate proportionately in any dividends and distributions so paid.
T. Rowe Price Associates, Inc. is a Maryland corporation. The principal business address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, MD 21202.
(2)
Based on information obtained from a Schedule 13G/A filed with the SEC by Janus Henderson Group plc (“Janus Henderson”). Janus Henderson has an indirect 97 percent ownership stake in Intech Investment Management LLC (“Intech”) and a direct 100 percent ownership stake in Janus Capital Management LLC (“Janus Capital”), Perkins Investment Management LLC (“Perkins”), Henderson Global Investors Limited (“HGIL”) and Janus Henderson Investors Australia Institutional Funds Management Limited (“JHGIAIFML”) (each an “Asset Manager” and collectively as the “Asset Managers”). Due to the above ownership structure, holdings for the Asset Managers are aggregated. Each Asset Manager is an investment adviser registered or authorized in its relevant jurisdiction and each furnishing investment advice to various fund, individual and/or institutional clients (collectively referred to herein as “Managed Portfolios”).

As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, Janus Capital may be deemed to be the beneficial owner of 17,571,929 shares of Terminix common stock held by such Managed Portfolios. However, Janus Capital does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights. As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, Intech may be deemed to be the beneficial owner of 15,879 shares of Terminix common stock held by such Managed Portfolios. However, Intech does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights.
Janus Henderson Group plc is a Jersey, Channel Islands company with an address of 201 Bishopsgate EC2M 3AE, United Kingdom.
(3)
Based on information obtained from a Schedule 13G/A filed with the SEC by The Vanguard Group. The Vanguard Group is a Pennsylvania corporation with an address of 100 Vanguard Blvd., Malvern, PA 19355.

(4)
Based on information obtained from a Schedule 13G filed with the SEC by Eaton Vance Management. The address of Eaton Vance Management is 2 International Place, Boston, MA 02110.

(5)
The business address for these persons is c/o Terminix Global Holdings, Inc., 150 Peabody Place, Memphis, Tennessee 38103.

(6)
Includes DSEs granted to the directors for board service as follows: Messrs. Frear (809), Gursahaney (3,476), Hochhauser (9,343) and Sedita (4,120). Mr. Sedita’s DSEs will settle on May 26, 2021, and DSEs for the other directors will settle 30 days after their departure from the board of directors. Also includes shares which Mr. Gursahaney has the right to acquire prior to May 25, 2021 through the exercise of stock options of 104,249 shares. Each director has represented to the Company that none of the securities owned by him or her have been pledged.

(7)
Includes shares which the NEOs have the right to acquire prior to May 25, 2021 through the exercise of stock options or vesting of RSUs as follows: Ms. Scott 6,967 and Mr. Persson, 43,403 shares. All current executive officers as a group have the right to acquire 61,710 shares prior to May 28, 2021 through the exercise of stock options or vesting of RSUs. Each executive officer has represented to the Company that none of the securities owned by him or her have been pledged.

TERMINIX   51

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our board of directors has approved written policies and procedures with respect to the review and approval of certain transactions between us and a “Related Person,” or a “Related Person Transaction,” which we refer to as our “Related Person Transaction Policy.” Pursuant to the terms of the Related Person Transaction Policy, the board of directors must review and decide whether to approve or ratify any Related Person Transaction. Any Related Person Transaction is required to be reported to our legal department, and the legal department will then determine whether it should be submitted to our Audit Committee for consideration.
For the purposes of the Related Person Transaction Policy, a “Related Person Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (including any of our subsidiaries) were, are or will be a participant and the amount involved exceeds $120,000 and in which any Related Person had, has or will have a direct or indirect interest.
A “Related Person,” as defined in the Related Person Transaction Policy, means any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer of Terminix or a nominee to become a director of Terminix; any person who is known to be the beneficial owner of more than five percent of our common stock; any immediate family member of any of the foregoing persons, including any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than five percent beneficial owner, and any person (other than a tenant or teammate) sharing the household of such director, executive officer, nominee or more than five percent beneficial owner; and any firm, corporation or other entity in which any of the foregoing persons is a general partner or, for other ownership interests, a limited partner or other owner in which such person has a beneficial ownership interest of 10 percent or more.
During 2020, there were no related-party or conflicts of interest transactions between the Company and any of our executive officers, directors or five percent stockholders that require disclosure under SEC rules.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors. The indemnification agreements provide our directors with contractual rights to indemnification and expense advancement rights.
52TERMINIX

REPORT OF THE AUDIT COMMITTEE
The principal purpose of the Audit Committee is to assist the board of directors in its general oversight of our accounting practices, system of internal controls, audit processes and financial reporting processes. The Audit Committee is responsible for the appointment, retention, termination, compensation, evaluation and oversight of our independent registered public accounting firm. The Audit Committee’s function is more fully described in its charter, and a description of its oversight responsibilities is set forth below in Proposal 4.
Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles and for establishing and maintaining adequate internal controls over financial reporting. Deloitte, our independent registered public accounting firm for 2020, was responsible for performing an independent audit of our consolidated financial statements and internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and to issue a report as a result of such audits. The Audit Committee serves as a focal point for communication among the board of directors and its committees, the independent registered public accounting firm, management and our internal audit function, as the respective duties of such groups, or their constituent members, relate to our financial accounting and reporting and to its internal controls.
The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2020 with management and with Deloitte. These audited financial statements are included in our Annual Report on Form 10-K for the year ended December 31, 2020.
The Audit Committee has also discussed with Deloitte the matters required to be discussed by Auditing Standard No. 1301 “Communications with Audit Committees” issued by the PCAOB. The Audit Committee also reviewed and discussed with management, the internal auditors and the independent registered public accounting firm, management’s report, and the independent registered public accounting firm’s attestation, on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.
The Audit Committee also has received and reviewed the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence and has discussed with Deloitte its independence from us.
The board of directors has determined that the following members of the Audit Committee are audit committee financial experts as defined in Item 407(d)(5)(ii) of Regulation S-K: Mark E. Tomkins, David J. Frear, Naren K. Gursahaney and Stephen J. Sedita. The board of director has also determined each member of the Audit Committee meets the independence and financial literacy requirements for audit committee members set forth under the listing standards of the NYSE and our independence standards.
Based on the review and discussions described above, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.
The Audit Committee
Mark E. Tomkins (Chair)
David J. Frear
Naren K. Gursahaney
Stephen J. Sedita
This Report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
TERMINIX   53

PROPOSAL 1: ELECTION OF DIRECTORS
The following individuals, all of whom are currently serving on our board of directors, are nominated for election this year as Class I directors:
David J. Frear	Brett T. Ponton	Stephen J. Sedita
If elected, each of these individuals will serve as a Class I director until the 2024 Annual Meeting of Stockholders and until his successor has been elected and qualified, or until his earlier death, resignation or removal. In the event that any nominee for any reason is unable to serve, or for good cause will not serve, the proxies will be voted for such substitute nominee as our board of directors may determine. We are not aware of any nominee who will be unable to serve, or for good cause will not serve, as a Class I director.
The relevant experiences, qualifications, attributes or skills of each nominee that led our board of directors to recommend the above persons as a nominee for director are described above in the section entitled “The Board of Directors and Corporate Governance.”
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE CLASS I NOMINEES LISTED ABOVE.
54TERMINIX

PROPOSAL 2: NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and in accordance with Section 14A of the Exchange Act, the Company’s stockholders are entitled to approve, on an advisory basis, the compensation of our NEOs. This non-binding advisory vote, commonly known as a “Say-on-Pay” vote, gives our stockholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. At the 2020 Annual Meeting, 97 percent of voting stockholders approved the 2020 Say-on-Pay vote and at the 2015 Annual Meeting approved the advisory vote on the frequency of Say-on-Pay vote for every year. As such, we expect to present a Say-on-Pay vote to stockholders each year.
As described in the “Compensation Discussion and Analysis” section of this proxy statement (the “CD&A”), the Compensation Committee is tasked with the implementation of our executive compensation philosophy, and the core of that philosophy has been, and continues to be, to pay our executives based on our performance. In particular, the Compensation Committee strives to (i) attract and retain highly motivated, qualified and experienced executives, (ii) focus the attention of the NEOs on the strategic, operational and financial performance of the Company and (iii) encourage the NEOs to meet long-term performance objectives and increase stockholder value. To do so, the Compensation Committee uses a combination of near- and long-term incentive compensation to motivate and reward executives who have the ability to significantly influence our long-term financial success and who are responsible for effectively managing our operations in a way that maximizes stockholder value. It is always the intention of the Compensation Committee that our executive officers be compensated competitively with the market and consistently with our business strategy, sound corporate governance principles and stockholder interests and concerns. We believe our compensation program is effective, appropriate and strongly aligned with the long-term interests of our stockholders and that the total compensation package provided to our NEOs are reasonable and not excessive.
For these reasons, the board of directors is asking stockholders to vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed pursuant to the rules of the SEC, including the CD&A, compensation tables and narrative discussion, is hereby APPROVED.”
As you consider this Proposal 2, we urge you to read the CD&A section of this proxy statement for additional details on executive compensation, including the more detailed information about our compensation philosophy and objectives and the past compensation of our NEOs, and to review the tabular disclosures regarding NEO compensation together with the accompanying narrative disclosures in the “Executive Compensation” section of this proxy statement.
As an advisory vote, Proposal 2 is not binding on our board of directors or the Compensation Committee, will not overrule any decisions made by our board of directors or the Compensation Committee or require our board of directors or the Compensation Committee to take any specific action. Although the vote is non-binding, our board of directors and the Compensation Committee value the opinions of our stockholders and will carefully consider the outcome of the vote when making future compensation decisions for our NEOs.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” NON-BINDING ADVISORY APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.
TERMINIX   55

PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE
APPROVING EXECUTIVE COMPENSATION
In addition to the advisory “Say-on-Pay” vote set forth in Proposal 2, under the Dodd-Frank Act and Section 14A of the Exchange Act, stockholders are also entitled, at least once every six years, to indicate on an advisory basis, their preference regarding how frequently we should solicit the “Say-on-Pay” vote. This non-binding advisory vote is commonly referred to as a “Say-on-Frequency” vote. By voting on this Proposal 3, stockholders may indicate whether the advisory “Say-on-Pay” vote should occur every year, every two years or every three years or they may abstain from voting. Although the vote is advisory and is not binding on the board of directors, the board will take into account the outcome of the vote when considering the frequency of future “Say-on-Pay” proposals. At the 2015 Annual Meeting, stockholders approved the advisory vote on the frequency of Say-on-Pay vote for every year and we have presented such advisory vote each year since. Depending on the outcome of this year’s vote, we expect to present a Say-on-Pay vote to stockholders each year going forward.
After careful consideration, the board of directors believes that an advisory vote on executive compensation that occurs EVERY YEAR is the most appropriate alternative for our Company as an annual vote cycle gives the Compensation Committee frequent information about our stockholders’ sentiments so that the Compensation Committee can take any action to implement necessary changes to our executive compensation policies and procedures.
Please note that this proposal does not provide stockholders with the opportunity to vote for or against any particular resolution. Rather it permits stockholders to choose how often they would like us to include a stockholder advisory vote on the compensation of our executives on the agenda for the annual meeting of stockholders. Notwithstanding the board’s recommendation and the outcome of the stockholder vote, the board may in the future decide that it is in the best interest of our stockholders and the Company to conduct “Say-on-Frequency” votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR EVERY YEAR”FREQUENCY FOR FUTURE “SAY-ON-PAY” PROPOSALS ON EXECUTIVE COMPENSATION.
56TERMINIX

PROPOSAL 4: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the board of directors has selected Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2021 and recommends that the stockholders vote for ratification of such selection. Prior to appointing Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2021, the Audit Committee reviewed the performance of Deloitte and made inquiries of management regarding Deloitte’s performance. The Audit Committee has sole and direct responsibility for the appointment, retention, termination, compensation, evaluation and oversight of the work of any independent registered public accounting firm engaged by the Company. In the event of a negative vote on the ratification, the Audit Committee may reconsider its appointment of Deloitte for 2021 and will consider the outcome of the vote when making appointments of our independent registered public accounting firm in future years. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and the stockholders’ best interests.
Representatives of Deloitte are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from those attending the meeting.
Evaluation and Oversight Responsibilities
The Audit Committee evaluates the selection of the independent registered public accounting firm each year. In determining whether to reappoint Deloitte as our independent registered public accounting firm, the Audit Committee considers a number of factors, including:
•
Deloitte’s historical and recent performance on the Company’s audit;

•
the quality and efficiency of the services provided by Deloitte;

•
an assessment of the firm’s professional qualifications, resources and expertise;

•
Deloitte’s knowledge of the Company’s business and industry;

•
the quality of the Audit Committee’s ongoing communications with Deloitte and of the firm’s relationship with the Audit Committee and Company management;

•
the quality and efficiency of the services provided by Deloitte, including input from management on Deloitte’s performance and how effectively Deloitte demonstrated its independent judgment, objectivity and professional skepticism;

•
Deloitte’s independence;

•
the appropriateness of Deloitte’s fees;

•
the length of time the firm has served in this role; and

•
external data on audit quality and performance, including recent PCAOB reports on Deloitte and peer firms.

Considered together, these factors enable the Audit Committee to evaluate whether the selection of Deloitte as the Company’s independent registered public accounting firm, and the retention of Deloitte to perform other services, will contribute to, and enhance, audit quality. Based on its evaluation, the Audit Committee believes that the continued retention of Deloitte to serve as the Company’s independent registered public accounting firm is in the best interest of our stockholders.
Review and Assessment of Audit and Related Services
The Audit Committee has sole and direct responsibility for assessing the overall value, both quality and cost, of the annual audit and related services provided by Deloitte. They actively monitor the engagement through all phases of the process, including approving audit fees and other related fees and assessing overall value delivered. Each year Deloitte makes a proposal of services
TERMINIX   57

PROPOSAL 4: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	2021 ANNUAL PROXY STATEMENT
to be performed and the fees related to such services. The Audit Committee, along with management, engages Deloitte in a negotiation of such fees, consistent with the value of a quality audit. Our Audit Committee members are experienced in the accounting industry and sit on other boards and audit committees, which provides them with competitive insight that allows them to assess the total value derived from the annual audit and related services.
The following table presents, for 2020 and 2019, fees for professional services rendered by Deloitte for the audit of our annual financial statements, audit-related services, tax services and all other services. In accordance with the SEC’s definitions and rules, “audit fees” are fees we paid Deloitte for professional services for the audit of our Consolidated Financial Statements included in our Annual Report on Form 10-K, review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees for any products and services provided by Deloitte not included in the first three categories.
	2020	2019
Audit Fees(1)	$2,589,000	$2,638,000
Audit-Related Fees(2)	$1,525,000	$6,000
Tax Fees(3)	$49,000	$185,000
All Other Fees(4)	$—	$291,000

(1)
Audit fees include fees related to the audit of Terminix and other services associated with regulatory filings as well as other fees associated with audits of certain subsidiaries of Terminix.

(2)
For 2020, principally represents fees paid in connection with auditing carve-out financial statements for ServiceMaster Brands related to the sale transaction.

(3)
For 2020 and 2019, includes services rendered in connection with tax planning, compliance and tax return preparation fees.

(4)
Represents fees paid in connection with due diligence services related to potential acquisitions.

Pre-Approval Policies and Procedures
In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee charter provides that the Audit Committee of the board of directors has the sole authority and responsibility to pre-approve all audit services, audit- related tax services and other permitted services to be performed for the Company by its independent auditors and the related fees. Pursuant to its charter and in compliance with rules of the SEC and PCAOB, the Audit Committee has established a pre-approval policy that requires the pre-approval of all services to be performed by the independent auditors. The independent auditors may be considered for other services not specifically approved as audit services or audit-related services and tax services so long as the services are not prohibited by SEC or PCAOB rules and would not otherwise impair the independence of the independent auditor.
All of the services performed by Deloitte during the year ended December 31, 2020 and 2019 were approved in advance by the Audit Committee pursuant to the pre-approval policy.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.
58TERMINIX

OTHER BUSINESS
The board does not know of any matters which will be brought before the Annual Meeting other than those specifically set forth in the notice of meeting. If any other matters are properly introduced at the meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named in the accompanying proxy will have discretion to vote in accordance with their best judgment, unless otherwise restricted by law.
A list of stockholders entitled to be present and vote at the Annual Meeting will be available at the Company’s offices at 150 Peabody Place, Memphis, TN 38103, for inspection by the stockholders during regular business hours from March 26, 2021 to the date of the Annual Meeting. The list also will be available during the Annual Meeting for inspection by stockholders who are present.
Whether or not you expect to attend the Annual Meeting, if you received a proxy card or voting instruction card and choose to vote by mail, please complete, date and sign and promptly return the accompanying card in the provided postage-paid envelope, or vote via the Internet or by telephone, so that your shares may be represented at the Annual Meeting.
By Order of the Board of Directors,
Dion Persson
Senior Vice President and Interim General Counsel and Secretary
April 9, 2021
TERMINIX   59

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING
What are the proxy materials?
The accompanying proxy is delivered and solicited on behalf of the board of directors of Terminix Global Holdings, Inc. in connection with the 2021 Annual Meeting of Stockholders to be held at Terminix’s corporate office, located at 150 Peabody Place, Memphis, TN 38103, on Monday, May 17, 2021, at 6:00 p.m., local time. We are first sending this proxy statement and the accompanying form of proxy to stockholders on or about April 9, 2021. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting your shares. The proxy materials include our proxy statement for the Annual Meeting, our 2020 annual report to stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2020, and the proxy card or a voting instruction card for the Annual Meeting.
All stockholders and beneficial owners may access the proxy materials, free of charge, at www.proxyvote.com or on our website, at http://investors.terminix.com. If you would like to receive a paper copy of our proxy materials, free of charge, please write to Terminix Global Holdings, Inc., c/o Secretary, 150 Peabody Place, Memphis, TN 38103.
Could the Date, Time and Location of the Annual Meeting Change Due to COVID-19?
We currently intend to hold our Annual Meeting in person; however, we will continue to actively monitor issues related to COVID-19 and the impact of such on our Annual Meeting. We are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state and local governments may impose or recommend. In response to the COVID-19 pandemic, it is possible that we may change the date, time or location of the Annual Meeting, or may conduct the Annual Meeting via the Internet or teleconference call (a “virtual meeting”) if we determine it is not possible or advisable to hold an in-person meeting. We will notify stockholders of any such changes as promptly as practicable by issuing a press release that will be filed with the SEC and posted to our website.
If we elect to proceed with a virtual meeting, we will ensure that our stockholders will be able to participate in the virtual meeting by providing a toll-free telephone number whereby they can access the meeting, ensuring any presentations are available to access via the Internet, afford stockholders the opportunity to ask questions and be able to vote their shares, if necessary, in conjunction with the Annual Meeting. If we elect to hold a virtual meeting for the 2021 Annual Meeting, we would do so only as a precautionary measure in response to the COVID-19 situation; we would expect to revert to an in-person annual meeting in 2022 and future years.
If you plan to attend the Annual Meeting in person, please monitor our Investor Relations website at http://investors.terminix.com and check the website in advance of the Annual Meeting for any updates. Please also retain your Annual Meeting materials for access details you will need in the event we decide to hold a virtual meeting, including the control number included on your proxy card or in the voting instructions that accompanied your proxy materials as you will need this number should we determine to switch to virtual meeting. A virtual meeting will have no impact on your ability to provide your proxy prior to the Annual Meeting by using the Internet or telephone or by completing, signing, dating and mailing your proxy card, as explained in this proxy statement.
What items of business will be voted on at the Annual Meeting?
The items of business scheduled to be voted on at the Annual Meeting are:
Proposal 1:	The election of the three nominees named in this proxy statement as Class I directors for a term expiring at the 2024 Annual Meeting of Stockholders.
Proposal 2:	A non-binding advisory vote approving executive compensation.
Proposal 3:	A non-binding advisory vote on the frequency of future advisory votes approving executive compensation.
Proposal 4:	The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.
To transact such other business as may properly come before the Annual Meeting or any reconvened meeting following any adjournment or postponement thereof.
60TERMINIX

2021 ANNUAL PROXY STATEMENT	QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING
How does the board of directors recommend I vote on these proposals?
Proposal 1:	“FOR” each of the nominees named in this proxy statement as Class I directors for a term expiring at the 2024 Annual Meeting of Stockholders.
Proposal 2:	“FOR” the non-binding advisory vote approving executive compensation.
Proposal 3:	“FOR Every Year” on the frequency of future advisory votes approving executive compensation.
Proposal 4:	“FOR” the ratification of Deloitte as the Company’s independent registered public accounting firm for the year ending December 31, 2021.
At the discretion of the proxy holders, either FOR or AGAINST, any other matter or business that may properly come before the Annual Meeting.
As of the date hereof, our board of directors is not aware of any other such matter or business to be transacted at our Annual Meeting. If other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock of the Company, par value $0.01 per share, represented by the proxies in accordance with their judgment on those matters.
Who is entitled to vote at the Annual Meeting?
The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting is March 26, 2021. At the close of business on that date, we had 129,861,771 shares of common stock outstanding and entitled to be voted at the Annual Meeting held by two stockholders of record and approximately 60,500 beneficial stockholders. A quorum is required for our stockholders to conduct business at the Annual Meeting. The presence in person or by proxy of the holders of record of a majority of the shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Each outstanding share of common stock is entitled to one vote. Dissenters’ rights are not applicable to any of the matters being voted upon at the Annual Meeting.
By granting a proxy, you authorize the persons named in the proxy to represent you and vote your shares at the Annual Meeting. Those persons will also be authorized to vote your shares to adjourn the Annual Meeting from time to time and to vote your shares at any adjournments or postponements of the Annual Meeting.
Registered Stockholders. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered the stockholder of record with respect to those shares, and the proxy materials were provided to you directly by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card in one of the manners listed on the proxy card or to vote in person at the Annual Meeting.
Beneficial Stockholders. If your shares are held in a stock brokerage account or by a broker, bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by your broker, bank, trustee or other nominee, who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, trustee or other nominee how to vote your shares using the methods prescribed by your broker, bank, trustee or other nominee on the voting instruction card you received with the proxy materials. Beneficial owners are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s, bank’s, trustee’s or other nominee’s procedures for obtaining a legal proxy.
What votes are required to approve each of the proposals?
Proposal 1, the nominees for Class I director will be elected by a majority of the votes cast with respect to such director nominee’s election. The “majority of votes cast” means that the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that director nominee’s election. In accordance with our amended and restated by-laws, stockholders do not have the right to cumulate their votes for the election of directors.
Proposal 2, the non-binding advisory vote approving executive compensation, will be determined by the affirmative vote of the holders of at least a majority of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. As an advisory vote, this proposal is not binding. However, our board of directors and Compensation Committee will consider the outcome of the vote when making future compensation decisions for our executive officers.
Proposal 3, the non-binding advisory vote on the frequency of future advisory votes approving executive compensation, will be determined by a plurality of the votes cast of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote, which means that the option receiving the highest number of votes will be determined to be the preferred frequency. As an advisory vote, this proposal is not binding. However, our board of directors and Compensation Committee will consider the choice that receives the most votes in making future decisions regarding the frequency of future advisory votes approving executive compensation.
Proposal 4, the ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2021, will be determined by the affirmative vote of the holders of at least a majority of the outstanding shares
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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING	2021 ANNUAL PROXY STATEMENT
of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. The Audit Committee has sole and direct responsibility for the appointment, retention, termination, compensation, evaluation and oversight of the work of any independent registered public accounting firm engaged by the Company. The Audit Committee has already appointed Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2021. In the event of a negative vote on the ratification, the Audit Committee may reconsider its appointment of Deloitte for 2021 and will consider the outcome of the vote when making appointments of our independent registered public accounting firm in future years. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and the stockholders’ best interests.
How are broker non-votes and abstentions counted?
The presence of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, either in person or by proxy, will constitute a quorum. Shares of common stock represented by proxies at the meeting, including broker non-votes and those that are marked “ABSTAIN” will be counted as shares present for purposes of establishing a quorum. Brokers or nominees holding shares for a beneficial owner may only vote on routine matters on behalf of a beneficial owner that does not provide voting instructions for their shares. A broker non-vote occurs when a broker or nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and, therefore, does not vote on a non-routine matter. Because broker non-votes are not voted affirmatively or negatively, they will have no effect on the approval of any of the proposals, except where brokers may exercise their discretion on routine matters. Neither withholding authority to vote with respect to one or more nominees nor a broker non-vote will have an effect on the outcome of the election of directors in Proposal 1 or the advisory vote on the frequency of future advisory votes approving executive compensation in Proposal 3. As to Proposals 2 and 4, shares represented by proxies that are marked “ABSTAIN” will have the effect of a vote against the proposal, while a broker non-vote will not have an effect on the outcome of any proposal other than Proposal 4. Only the ratification of the selection of Deloitte as our independent registered public accounting firm in Proposal 4 is considered a routine matter. Your broker will therefore not have discretion to vote on the “non-routine” matters set forth in Proposals 1-3 absent direction from you. It is, therefore, important that you vote your shares.
What happens if a director nominee does not get a majority vote?
Following certification of the stockholder vote in an uncontested election, any incumbent director who did not receive a majority of the votes cast for his or her election shall promptly tender his or her resignation, contingent upon acceptance of such resignation by the board, to the Chairman of the Board. The Chairman of the Board shall inform the Nominating and Corporate Governance Committee of such tender of resignation, and the Nominating and Corporate Governance Committee shall consider such resignation and recommend to the board of directors whether to accept the tendered resignation or reject it or whether any other action should be taken. In deciding upon its recommendation, the Nominating and Corporate Governance Committee shall consider all relevant factors, including without limitation the qualifications of the director who has tendered his or her resignation and the director’s contribution to the Company and the board. The board will act on the recommendation of the Nominating and Corporate Governance Committee no later than 90 days after the certification of the stockholder vote and disclose the decision by filing a Form 8-K with the SEC. The board shall consider the factors considered by the Nominating and Corporate Governance Committee and such additional information and factors that the board deems relevant.
Can I vote in person at the Annual Meeting?
For beneficial stockholders with shares registered in the name of a brokerage firm or bank or other similar organization, you will need to obtain a legal proxy from the broker, bank, trustee or other nominee that holds your shares before you can vote your shares in person at the Annual Meeting. For stockholders of record with shares registered directly in their names with Computershare, you may vote your shares in person at the Annual Meeting.
What do I need to do to attend the Annual Meeting in person?
Space for the Annual Meeting is limited and admission will be granted on a first-come, first-served basis. Stockholders should be prepared to present (1) valid government photo identification, such as a driver’s license or passport; and (2) beneficial stockholders holding their shares through a broker, bank, trustee or other nominee will need to bring proof of beneficial ownership as of March 26, 2021, the record date, such as their most recent account statement reflecting their stock ownership prior to March 26, 2021, a copy of the voting instruction card provided by their broker, bank, trustee or other nominee or similar evidence of ownership.
Can I vote by telephone or Internet?
Stockholders of record with shares registered directly in their names with Computershare will be able to vote using the telephone and Internet. For beneficial stockholders with shares registered in the name of a broker, bank, trustee or other nominee, a number of brokerage firms and banks are participating in a program that offers telephone and Internet voting options. Stockholders should refer to the voting instruction card provided by their broker, bank, trustee or other nominee for instructions on the voting methods they offer. If your shares are held in an account at a broker, bank, trustee or other nominee participating in this program or registered
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2021 ANNUAL PROXY STATEMENT	QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING
directly in your name with Computershare, you may vote those shares by calling the telephone number specified on your proxy or accessing the Internet website address specified on your proxy instead of completing and signing the proxy itself. The giving of such a telephonic or Internet proxy will not affect your right to vote in person should you decide to attend the Annual Meeting. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. If you vote by telephone or by the Internet, you do not need to send in a proxy card or voting instruction form. The deadline for telephone and Internet voting will be 11:59 p.m., Eastern Time, on May 16, 2021.
How will my proxy be voted?
The proxy accompanying this proxy statement is solicited on behalf of our board of directors for use at the Annual Meeting. Stockholders who received a proxy by mail and choose to vote by mail are requested to complete, date and sign the accompanying proxy and promptly return it in the envelope provided. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein.
Proxies will be voted as specified by the stockholders. Unless contrary instructions are specified by the stockholder on the proxy card, if the accompanying proxy card is executed and returned (and not revoked) before the Annual Meeting, the shares of the common stock of the Company represented thereby will be voted “FOR” election of the nominees listed in this Proxy Statement as directors of the Company, “FOR” the proposal regarding advisory vote approving executive compensation, “FOR EVERY YEAR” on the proposal on the advisory vote on the frequency of future advisory votes approving executive compensation and “FOR” the ratification of Deloitte as the Company’s independent registered public accounting firm for the year ending December 31, 2021. A stockholder’s submission of a signed proxy will not affect his or her right to attend and to vote in person at the Annual Meeting.
How do I change or revoke my proxy?
Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to us stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is delivered before or at the Annual Meeting, by voting again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted) or by attendance at the Annual Meeting and voting in person. Please note, however, that if a stockholder’s shares are held of record by a broker, bank, trustee or other nominee and that stockholder wishes to vote in person at the Annual Meeting, the stockholder must bring a legal proxy to the Annual Meeting.
Who will count and certify the votes?
Representatives of Broadridge Investor Communication Solutions, Inc. (“Broadridge”) and the staff of our corporate secretary and investor relations offices will count the votes and certify the election results. The results will be publicly filed with the SEC on a Form 8-K within four business days after the Annual Meeting.
How can I make a proposal or make a nomination for director for next year’s annual meeting?
You may present proposals for action at a future meeting or submit nominations for election of directors only if you comply with the requirements of the proxy rules established by the SEC and our amended and restated by-laws, as applicable. In order for a stockholder proposal or nomination for director to be considered for inclusion in our proxy statement and form of proxy relating to our annual meeting of stockholders to be held in 2022, the proposal or nomination must be received by us at our principal executive offices no later than December 10, 2021. Stockholders wishing to bring a proposal or nominate a director at the annual meeting to be held in 2022 (but not include it in our proxy materials) must provide written notice of such proposal to our Secretary at our principal executive offices between January 17, 2022 and February 16, 2022 and comply with the other provisions of our amended and restated by-laws.
Who pays for the cost of proxy preparation and solicitation?
The accompanying proxy is solicited by our board of directors. We have also retained the firm of Georgeson to aid in the solicitation of brokers, banks, institutional and other stockholders for a fee of approximately $10,000, plus reimbursement of expenses. Broadridge will also assist us in the distribution of proxy materials and provide voting and tabulation services for the Annual Meeting. All costs of the solicitation of proxies will be borne by us. We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or nominees for forwarding proxy materials to street name holders. We are soliciting proxies primarily by mail. In addition, our directors, officers and teammates may solicit proxies by telephone or other means of communication personally. Our directors, officers and teammates will receive no additional compensation for these services other than their regular compensation.
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TERMINIX GLOBAL HOLDINGS, INC.
150 Peabody Place
Memphis, TN 38103

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D48343-P51104 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**TERMINIX GLOBAL HOLDINGS, INC.**

**The Board of Directors recommends you vote FOR each of the following director nominees.**

| Nominees: | For | Against | Abstain |
|---|---|---|---|
| 1a. David J. Frear | ☐ | ☐ | ☐ |
| 1b. Brett T. Ponton | ☐ | ☐ | ☐ |
| 1c. Stephen J. Sedita | ☐ | ☐ | ☐ |

**The Board of Directors recommends you vote FOR proposals 2 and 4 and EVERY YEAR on proposal 3.**

| | For | Against | Abstain |
|---|---|---|---|
| 2. To hold a non-binding advisory vote approving executive compensation. | ☐ | ☐ | ☐ |

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of proxy materials. Vote by 11:59 p.m. Eastern Time on May 16, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 16, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Admission Ticket

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The 2020 Annual Report and Notice and Proxy Statement are available at www.proxyvote.com

D48344-P51104

**TERMINIX GLOBAL HOLDINGS, INC.**
**Annual Meeting of Stockholders**
**May 17, 2021 6:00 PM**
**This proxy is solicited by the Board of Directors**

The stockholder(s) hereby appoint(s) Robert J. Riesbeck and Dirk R. Gardner, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of TERMINIX GLOBAL HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 6:00 PM, local time on May 17, 2021, and any adjournment or postponement thereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations indicated on the proxy card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.**

**Continued and to be signed on reverse side**